Registration No.    33-85182
                                                                        811-8820
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    /X/


         Pre-Effective Amendment No.
                                     -----
         Post-Effective Amendment No.   8
                                      -----


                                       and


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            /X/


         Amendment No.  10
                       -----


                             Markman MultiFund Trust
     ----------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           6600 France Avenue South, Suite 565, Edina, Minnesota 55435
     ----------------------------------------------------------------------
                    (Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (612) 920-4848
                                                    --------------

                                Robert J. Markman
                             Markman MultiFund Trust
                       6600 France Avenue South, Suite 565
                             Edina, Minnesota 55435
                     ---------------------------------------
                     (Name and Address of Agent for Service)

                        Copies of all correspondence to:
                              David M. Leahy, Esq.
                            Sullivan & Worcester LLP
                          1025 Connecticut Avenue, N.W.
                             Washington, D.C. 20036

It is proposed that this filing will become effective:


/ /  immediately upon filing pursuant to Rule 485(b)
/ /  on (      ) pursuant to Rule 485(b)
/ /  - days after filing pursuant to Rule 485(a)
/X/  on May 1, 1999 pursuant to Rule 485(a)

     The Registrant has registered an indefinite number of shares under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. Registrant's Rule 24f-2 Notice for the fiscal year ended December 31, 1998 was filed with the Commission on January 27, 1999.

                             MARKMAN MULTIFUND TRUST

                              Cross Reference Sheet
                             Pursuant to Rule 481(a)
                        Under the Securities Act of 1933

PART A
------

Item No.  Registration Statement Caption              Caption in Prospectus
--------  ------------------------------              ---------------------


1.        Front and Back Cover Pages                  Cover Pages

2.        Risk/Return Summary: Investments,           Risk/Return Summary
          Risks, and Performance

3.        Risk/Return Summary: Fee Table              Expense Information

4.        Investment Objectives, Principal            Investment Objectives
          Investment Strategies, and Related          and Strategies; Other
          Risks                                       Risk Considerations; How
                                                      We Invest; Appendix A

5.        Management's Discussion of Fund             Inapplicable (Included
          Performance                                 in Annual Report)

6.        Management, Organization, and               Management of the Trust
          Capital Structure

7.        Shareholder Information                     How to Purchase Shares;
                                                      Shareholder Services; How
                                                      to Redeem Shares;
                                                      Determination of Net
                                                      Asset Value; Dividends,
                                                      Distributions and Taxes;
                                                      Application

8.        Distribution Arrangements                   Inapplicable

9.        Financial Highlights Information            Financial Highlights

                                       (i)

PART B
------
                                                      Caption in Statement
                                                      of Additional
Item No.  Registration Statement Caption              Information
--------  ------------------------------              --------------------

10.       Cover Page and Table of Contents            Cover Page; Table of
                                                      Contents

11.       Fund History                                Description of the
                                                      Trust; Investment
                                                      Objectives and Policies

12.       Description of the Fund and Its             Investment Objectives
          Investments and Risks                       and Policies; Quality
                                                      Ratings of Debt
                                                      Securities; Investment
                                                      Restrictions

13.       Management of the Fund                      Trustees and Officers

14.       Control Persons and Principal Holders       Principal Security
          of Securities                               Holders


15.       Investment Advisory and Other Services      Investment Manager;
                                                      Transfer Agent and
                                                      Administrator;
                                                      Custodian; Auditors and
                                                      Legal Counsel

16.       Brokerage Allocation and Other              Portfolio Transactions
          Practices

17.       Capital Stock and Other Securities          Description of the
                                                      Trust

18.       Purchase, Redemption and Pricing of         Calculation of Share
          Shares                                      Price; Redemption of
                                                      Shares; Special
                                                      Redemptions

19.       Taxation of the Fund                        Taxes

20.       Underwriters                                Distributor

21.       Calculation of Performance Data             Performance Information

22.       Financial Statements                        Annual Report


PART C
------

     The information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration Statement.

                                      (ii)

                                                          PROSPECTUS May 1, 1999

[LOGO] INVESTMENT ADVISER                   SHAREHOLDER SERVICES
Markman Capital Management, Inc.            c/o Countrywide Fund Services, Inc.
6660 France Avenue South, Suite 565         312 Walnut Street, 21st Floor
Minneapolis, MN  55435                      Cincinnati, OH  45202-3874
Toll-free:  1-800-395-4848                  Toll-free:  1-800-707-2771
Telephone:  (612) 920-4848


Markman MultiFund Trust (the "Trust") is an open-end diversified management investment company. It consists of four separate series portfolios. We refer to each portfolio in this prospectus as a "Portfolio" and the four together as the "Portfolios." "We" are Markman Capital Management, Inc. The Portfolios seek to achieve their investment objectives by investing in shares of other open-end investment companies. The Portfolios, as well as the other open-end investment companies in which they invest, are commonly called "mutual funds." This strategy results in greater expenses than you would incur if you invested directly in mutual funds.


The MARKMAN AGGRESSIVE ALLOCATION PORTFOLIO seeks capital appreciation without regard to current income.

The MARKMAN MODERATE ALLOCATION PORTFOLIO seeks growth of capital and a reasonable level of current income.

The MARKMAN CONSERVATIVE ALLOCATION PORTFOLIO seeks to provide current income and low to moderate growth of capital.


The MARKMAN INCOME ALLOCATION PORTFOLIO seeks to provide high current income and low share price fluctuation.

The Portfolios are no load funds. They sell and redeem their shares at net asset value. There are no sales loads or commissions imposed upon the purchase of Portfolio shares or any fees imposed upon redemption. The Portfolios do not charge 12b-1 fees or deferred sales charges, however, they may invest in shares of mutual funds that normally charge sales loads, redemption fees, and/or pay their own 12b-1 distribution expenses. The Portfolios will not pay a sales load to buy these underlying funds. Instead the Portfolios will use available quantity discounts or waivers to avoid paying a sales load.


Markman Capital Management, Inc. specializes in the construction and management of no-load mutual fund portfolios for our clients. As of the date of this Prospectus, we provide investment management services to over 400 client accounts and have assets under management in excess of $400 million.


This Prospectus has information about the Portfolios that you should know before you invest. Please read it carefully and keep with your investment records. Although these securities have been registered with the Securities and Exchange Commission, the Commission has not judged them for investment merit and does not guarantee the accuracy or adequacy of the information in this Prospectus. Anyone who informs you otherwise is committing a criminal offense.

RISK/RETURN SUMMARY

WHAT ARE THE PORTFOLIOS' INVESTMENT OBJECTIVES?

The MARKMAN AGGRESSIVE ALLOCATION PORTFOLIO seeks capital appreciation without regard to current income.

The MARKMAN MODERATE ALLOCATION PORTFOLIO seeks growth of capital and a reasonable level of current income.

The MARKMAN CONSERVATIVE ALLOCATION PORTFOLIO seeks to provide current income and low to moderate growth of capital.

The MARKMAN INCOME ALLOCATION PORTFOLIO seeks to provide high current income and low share price fluctuation.

WHAT ARE THE PORTFOLIOS' PRINCIPAL INVESTMENT STRATEGIES?

Each Portfolio seeks to achieve its investment objective by investing in a portfolio of other open-end mutual funds. (The mutual funds in which the Portfolios may invest are referred to in this prospectus as the "underlying funds.") A Portfolio may invest up to 25% of its total assets in any one underlying fund. A Portfolio will, under normal market conditions, maintain its assets invested in a number of underlying funds. Each Portfolio may invest in identical types of mutual funds. While each Portfolio may invest in shares of the same mutual funds, the percentage of each Portfolio's assets so invested will vary depending upon the Portfolio's investment objective. Based on our asset allocation analysis and selection of the funds we consider most suitable to effect our asset allocation decisions, we determine a mix of asset classes and funds appropriate for each Portfolio. To a certain extent, we manage the risk to which the Portfolios are exposed by varying the concentration of asset classes in the Portfolios. (See "How We Invest.") The Portfolios expect to be fully invested in underlying mutual funds at all times. To provide liquidity as well as to assist in achieving the Portfolios' investment objective, each Portfolio may invest in money market mutual funds. When we believe market conditions justify a defensive strategy, a Portfolio may invest up to 100% of its assets in money market mutual funds.

Under normal market conditions, at least 65% of the total assets of the Aggressive Allocation Portfolio will be invested in mutual funds that invest primarily in common stocks or securities convertible into or exchangeable for common stock. The allocation of the assets of the Aggressive Allocation Portfolio among the underlying funds is expected to result in the Portfolio incurring more risk than the Markman Moderate Allocation Portfolio which, in turn, can be expected to incur more risk than the Markman Conservative Allocation Portfolio which, in turn, can be expected to incur more risk than the Markman Income Allocation Portfolio.

The mutual funds in the Moderate Allocation Portfolio and the Conservative Allocation Portfolio will invest primarily in common stocks, preferred stocks, bonds and other fixed-income securities. The mutual funds in the Income Allocation Portfolio will invest primarily in bonds and other fixed-income securities, although the Portfolio may invest up to 25% of its assets in income-oriented equity mutual funds.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS?

Each Portfolio will concentrate its investments in the shares of mutual funds. Some mutual funds invest in particular types of securities (for example, equity or debt), some concentrate in certain industries, and others may invest in a variety of securities to achieve a particular type of return or tax result. Any investment involves risk. Even though the Portfolios may invest in a number of mutual funds, this investment strategy cannot eliminate investment risk. There is no assurance that the Portfolios will achieve their investment objectives. There is a risk that you could lose money by investing in the Portfolios. By investing in other mutual funds, the Portfolios incur greater expenses than you would incur if you invested directly in mutual funds.

PERFORMANCE SUMMARY

The bar charts and performance tables shown below provide an indication of the risks of investment in the Portfolios by showing the changes in the performance of the Portfolios from year to year since the Portfolios' inception and by showing how the average annual returns of the Portfolios compare to those of a broad-based securities market index. No performance information is presented for the Income Allocation Portfolio, as that Portfolio has not yet commenced the public offering of its shares as of the date of this Prospectus. How the Portfolios have performed in the past is not necessarily an indication of how the Portfolios will perform in the future.

AGGRESSIVE ALLOCATION PORTFOLIO

26.17%            18.96%            11.72%           31.21%

                                    [bar charts]

1998              1997              1996             1995

During the period shown in the bar chart, the highest return for a quarter was 31.32% during the quarter ended December 31, 1998 and the lowest return for a quarter was -15.06% during the quarter ended September 30, 1998.

MODERATE ALLOCATION PORTFOLIO

18.32%            19.38%            11.11%           24.50%

                                    [bar charts]

1998              1997              1996             1995

During the period shown in the bar chart, the highest return for a quarter was 20.14% during the quarter ended December 31, 1998 and the lowest return for a quarter was -10.47% during the quarter ended September 30, 1998.

CONSERVATIVE ALLOCATION PORTFOLIO

10.83%            14.27%            13.41%           18.00%

                                    [bar charts]

1998              1997              1996             1995

During the period shown in the bar chart, the highest return for a quarter was 12.25% during the quarter ended December 31, 1998 and the lowest return for a quarter was -5.66% during the quarter ended September 30, 1998.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 1998

                                                               Since Inception
                                                 One Year     (January 26, 1995)
                                                 --------     ------------------
Aggressive Allocation Portfolio                   26.17%            22.22%
Wilshire 5000 Equity Index*                       23.43%            27.92%
Standard & Poor's 500 Index**                     28.58%            30.41%

Moderate Allocation Portfolio                     18.32%            18.58%
Wilshire 5000 Equity Index*                       23.43%            27.92%
Standard & Poor's 500 Index**                     28.58%            30.41%

Conservative Allocation Portfolio                 10.83%            14.37%
Wilshire 5000 Equity Index*                       23.43%            27.92%
Lehman Intermediate Gov't Bond Index***            8.49%             8.36%

* The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data.
** The Standard & Poor's 500 Index is a widely recognized, unmanaged index of common stock prices.
*** The Lehman Intermediate Government Bond Index is generally considered to be representative of the performance of a portfolio of U.S. Government securities of intermediate maturities.

EXPENSE INFORMATION

SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases                               None

Sales Load Imposed on Reinvested Dividends                    None

Deferred Sales Load                                           None

Exchange Fee                                                  None

Redemption Fee                                                None1

1 A wire transfer fee is charged in the case of redemptions made by wire. Such fee is subject to change and is currently $8.00. See "How to Redeem Shares."


ANNUAL PORTFOLIO OPERATING EXPENSE (expenses that are deducted from Portfolio assets)

                                 Income    Conservative   Moderate    Aggressive
                               Allocation   Allocation   Allocation   Allocation
                                Portfolio    Portfolio    Portfolio    Portfolio
                                ---------    ---------    ---------    ---------
Management Fees*                  0.65%        0.95%        0.95%        0.95%

Distribution (12b-1) Fees**       None         None         None         None

Other Expenses***                 0.00%        0.00%        0.00%        0.00%

Total Annual Portfolio
 Operating Expenses               0.65%        0.95%        0.95%        0.95%


* We will voluntarily waive each Portfolio's fees and expenses to the extent necessary to keep total Portfolio operating expenses no greater than 0.65% for the Income Allocation Portfolio and 0.95% for the Conservative, Moderate and Aggressive Allocation Portfolios. Unlike most other mutual funds, the management fees paid by the Portfolios include transfer agency, pricing, custodial, auditing, legal services, and general administrative and other operating expenses. Management fees paid by the Portfolios do not include brokerage commissions, taxes, interest, fees and expenses of non-interested Trustees or extraordinary expenses.

** Although the Portfolios do not directly impose distribution (12b-1) fees, the underlying funds in which the Portfolios invest may impose 12b-1 or service fees.

*** Does not include fees and expenses of the non-interested Trustees. Markman Capital Management, Inc. is contractually required to reduce its management fee in an amount equal to each Portfolio's allocable portion of such fees and expenses which, during the fiscal year ended December 31, 1998, amounted to .04%, .02% and .02% of the average daily net assets of the Conservative Allocation Portfolio, the Moderate Allocation Portfolio and the Aggressive Allocation Portfolio, respectively. See "Management of the Trust."

EXAMPLE


This Example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 Year     3 Years     5 Years     10 Years
                                     ------     -------     -------     --------
Income Allocation Portfolio           $66        $208

Conservative Allocation Portfolio     $97        $303        $525        $1,166

Moderate Allocation Portfolio         $97        $303        $525        $1,166

Aggressive Allocation Portfolio       $97        $303        $525        $1,166

INVESTMENT OBJECTIVES AND STRATEGIES


Each Portfolio seeks to achieve its investment objective by investing in a portfolio of other open-end mutual funds. The level of diversification the Portfolios obtain from being invested in a number of underlying funds reduces the risk associated with an investment in a single underlying fund. This risk is further reduced because each underlying fund's investments are also spread over a range of issuers, industries, and countries. Each Portfolio has its own investment objectives and strategies designed to meet different investment goals.

A Portfolio may not purchase shares of any closed-end investment company or of any investment company that is not registered with the Securities and Exchange Commission. Each Portfolio's investment objective may be changed by the Board of Trustees of the Trust without shareholder approval, as long as notice has been given to shareholders. Unless otherwise indicated, all investment practices and limitations of the Portfolios are non-fundamental policies which may be changed by the Board of Trustees without shareholder approval.


MARKMAN AGGRESSIVE ALLOCATION PORTFOLIO

The investment objective of the Markman Aggressive Allocation Portfolio is capital appreciation without regard to current income. Under normal market conditions, at least 65% of the total assets of the Aggressive Allocation Portfolio will be invested in mutual funds that invest primarily in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debt securities with warrants attached and debt securities entitling the fund to purchase common stock when the principal amount of the debt securities can be used at face value to exercise the warrants). The allocation of the assets of the Aggressive Allocation
Portfolio among the underlying funds is expected to result in the Portfolio incurring more risk than the Markman Moderate Allocation Portfolio which, in turn, can be expected to incur more risk than the Markman Conservative Allocation Portfolio which, in turn, can be expected to incur more risk than the Markman Income Allocation Portfolio.

MARKMAN MODERATE ALLOCATION PORTFOLIO

The investment objective of the Markman Moderate Allocation Portfolio is to provide growth of capital and a reasonable level of current income. The mutual funds in the Moderate Allocation Portfolio will invest primarily in common stocks, preferred stocks, bonds and other fixed-income securities (including convertible preferred stock, convertible debt securities with warrants attached and debt securities entitling the fund to purchase common stock when the principal amount of the debt securities can be used at face value to exercise the warrants).

MARKMAN CONSERVATIVE ALLOCATION PORTFOLIO

The investment objective of the Markman Conservative Allocation Portfolio is to provide current income and low to moderate growth of capital. The mutual funds in the Conservative Allocation Portfolio will invest primarily in common stocks, preferred stocks, bonds and other fixed-income securities (including convertible preferred stock, convertible debt securities with warrants attached and debt securities entitling the fund to purchase common stock when the principal amount of the debt securities can be used at face value to exercise the warrants).


MARKMAN INCOME ALLOCATION PORTFOLIO

The investment objective of the Markman Income Allocation Portfolio is to provide high current income and low share price fluctuation. The mutual funds in the Income Allocation Portfolio will invest primarily in bonds and other fixed-income securities (including convertible preferred stock, convertible debt securities with warrants attached and debt securities entitling the fund to purchase common stock when the principal amount of the debt securities can be used at face value to exercise the warrants). The Income Allocation Portfolio may also invest in income-oriented equity mutual funds, but will limit the amount of its investments in such underlying funds to 25% of its assets.


ALL PORTFOLIOS

Each Portfolio may also invest in mutual funds which invest primarily in long- or short-term bonds and various other types of fixed-income securities (such as securities issued or guaranteed or insured by the U.S. Government, its agencies or instrumentalities, commercial paper, preferred stock and convertible debentures) whenever we believe that such mutual funds are consistent with a Portfolio's investment objective. These mutual funds may invest in investment grade bonds (bonds rated in the four highest ratings categories by Standard & Poor's Corporation ("S&P") (AAA, AA, A and BBB) or Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A and Baa)) or in bonds that are not considered investment grade (bonds rated Ba or below by Moody's or BB or below by S&P). In general, the current value of bonds varies inversely with changes in prevailing interest rates. If interest rates increase after a bond is purchased, the value of that security will normally decline. If prevailing interest rates decrease after a bond is purchased, however, its market price will normally rise. Non-investment grade bonds are higher yielding, high risk securities commonly known as "junk bonds." Underlying funds may have the ability to invest in debt securities rated as low as D. For a description of ratings of debt securities, see "Quality Ratings of Debt Securities" in the Statement of Additional Information.

The underlying funds may also invest in money market funds and money market or short-term debt instruments as a temporary defensive strategy. The underlying funds may actively trade their portfolios, resulting in higher brokerage commissions and increased realization of taxable capital gains. They may invest up to 100% of their assets in the securities of foreign issuers and engage in foreign currency transactions with respect to such investments. They may invest in companies whose securities are subject to more volatile investments. They may invest up to 15% of their net assets in restricted or illiquid securities. They may lend their portfolio securities, sell securities short, borrow money, or write or purchase put or call options on securities or stock indices. They may invest up to 25% of their assets in one security. They may invest up to 100% of their assets in master demand notes. They may invest in long- or short-term corporate bonds and other fixed-income securities (such as U.S. Government securities, commercial paper, preferred stock, convertible preferred stock and convertible debentures). They may enter into futures contracts and options on futures contracts.

INVESTMENT RESTRICTIONS

Each Portfolio has adopted certain fundamental investment policies. These policies may not be changed without the vote of a majority of that Portfolio's outstanding voting securities. Each Portfolio has also adopted certain investment policies that are not fundamental and therefore may be changed by the Board of Trustees of the Trust without shareholder approval. Under each Portfolio's fundamental investment policies, no Portfolio may (1) invest more than 25% of its total assets in the securities of mutual funds that concentrate themselves (invest more than 25% of their total assets) in any one industry (through its portfolio investments, however, a Portfolio may indirectly invest more than 25% of its assets in one industry), (2) borrow money, (except that as a temporary measure for extraordinary or emergency purposes -- including meeting redemptions without having to sell portfolio securities immediately -- a Portfolio may borrow from a bank in an amount not in excess of 5% of the Portfolio's total assets), or (3) pledge or hypothecate its assets, except that a Portfolio may pledge up to 5% of its total assets to secure such borrowings for temporary or emergency purposes or to effect redemptions. Under each Portfolio's non-fundamental policies, no Portfolio may (1) invest more than 25% of its assets in the shares of any one mutual fund, (2) purchase or otherwise acquire the securities of any mutual fund (except in connection with a merger, consolidation, acquisition of substantially all of the assets or reorganization of another investment company) if, as a result, a Portfolio and its affiliates (including the other Portfolios) would own more than 3% (25% if pursuant to exemptive relief granted by order of the Securities and Exchange Commission) of the total outstanding stock of such mutual fund, or (3) purchase a security which is not readily marketable if, as a result, more than 15% of that Portfolio's assets would consist of such securities.


The underlying funds may, but will not necessarily, have the same investment objectives and policies as the Portfolios. For example, although the Aggressive Allocation Portfolio will not borrow money for investment purposes, it may invest up to 25% of its total assets in a mutual fund that borrows money (engages in leveraging) for investment purposes. A general discussion of the investments that may be made by underlying funds and the risks associated with such investments is found in Appendix A to this Prospectus.


HOW WE INVEST

We try to get the greatest return for the level of risk assumed by each Portfolio. Our investment strategy stresses three factors: asset allocation, fund selection and portfolio structure.

ASSET ALLOCATION

Different asset classes produce different results, both absolutely and relative to each other, over various periods. Diversification across asset classes is the appropriate protection against the risk of being wrong about the prospects for an asset class. Diversification takes advantage of the fact that asset classes do not perform the same way at all times. Diversification allows investors to counterbalance the more volatile swings in value typically experienced by riskier asset classes with the greater stability of less risky asset classes. Proper diversification allows for the tendency of certain asset classes to behave contrary to the behavior of other asset classes during a given investment period.

As part of the asset allocation process, we perform a forward-looking analysis of economic and market trends which includes both broad macro-economic concerns and more narrowly-focused sector concerns. We perform a "top down" macro-economic analysis on a global basis, examining the strength of the economy as a whole, as well as various sectors, inflation, currency, money flows, and interest rate considerations and political concerns. Additionally, we use various technical and fundamental analytical techniques to determine at any given point the actual relative weighting of various asset classes in a Portfolio.

After performing the "top down" macro-economic analysis and market analysis described above and the fund manager survey described below under "Fund
Selection" and "Portfolio Structure," we arrive at positive, neutral, or negative outlooks for the short, intermediate, and long terms. Comparing the outlooks at which we arrive to current condition period trends, we examine whether the outlook indicates confirmation and continuation of a particular trend or potential reversal of a trend.

FUND SELECTION

Among mutual funds in a particular category, the performance of the best funds often varies substantially from the average. As part of our fund selection process, we analyze general historical performance of funds over at least the past one, three, and five year periods. In this regard, we use both absolute and risk-adjusted measures. We also identify the "current condition period" (the time that the current investing conditions have been in place) and research and analyze fund performance in other particular time frames using various absolute and risk-adjusted measures. In doing so, we look for what we call "idiosyncratic advantage," which means a unique edge provided by a fund's management based on its knowledge, methods, skills and insights.

In evaluating a fund, we calculate the fund's volatility during the period under consideration, both as a measure of risk inherent in the fund and as a basis for comparison with other funds. We also conduct fundamental and technical analysis of the fund's portfolio. We also evaluate the fund's management for background, service capability, stability, technical and research support, and other indications of quality of investment judgment including, to the extent feasible, interviews with the fund's portfolio manager.

PORTFOLIO STRUCTURE

We believe that strategies of portfolio structure and management should also be diversified. We believe there are three major strategies for structuring and managing mutual fund portfolios: buy-and-hold, sector rotation, and market timing.

In managing the Portfolios, we use a combination of the buy-and-hold, sector rotation and market timing strategies. A buy-and-hold strategy involves researching mutual funds primarily by doing fundamental analysis. This includes analysis of performance records and capabilities and investment styles of fund managers. The objective is to match a fund or combination of funds to the goals and tolerance for risk of each Portfolio. Mutual funds so selected are considered to be long-term investment vehicles and are not likely to be subject, under normal market conditions, to frequent trading. A buy-and-hold strategy focuses on results over one or more market cycles rather than short-term performance. Risks of the buy-and-hold strategy include management turnover, managers of funds losing their ability or their interest in managing the fund, and a fund growing so large that its ability to invest is restricted.

A sector rotation strategy is based on a view of the market as a mix of many submarkets. It is intended to take advantage of the fact that certain sub-markets are not closely correlated with many other sub-markets. Sector rotation is an active strategy, relying on techniques for shifting asset concentrations to and from various sectors to realize the benefits of sectors anticipated to strengthen and to diminish the effects of sectors anticipated to decline. A sector rotation strategy thus allows a portfolio to remain more fully invested over time by frequently replacing assets in one sector with assets from others. The primary risk associated with sector rotation is that anticipated trends may not appear.

A market timing strategy assumes that the general trend of the market is very important and has a greater impact on investment returns than the quality of a particular fund or fund manager. Thus, market timing depends on macroeconomic and market oriented analytic techniques to discern market direction. Moreover, market timing typically involves continual portfolio adjustments. The primary risk associated with a market timing strategy is that trends anticipated may not appear. (In other words, we might guess wrong.)

The assumption is that there is limited correlation between certain sectors (utility stocks vs. technology stocks, for example) and that at any given point there are likely to be one or more sectors that are outperforming or have the potential to outperform the overall market. A sector rotator will thus likely stay fully invested over time, but may well frequently buy and sell in order to move assets from one sector to another. On the other hand, a market timer will stay fully invested only when he or she believes the market is going up and will hold varying percentages of cash, up to 100% cash, depending on his or her level of confidence that the market is going down.



OTHER RISK CONSIDERATIONS



In the case of an issuer that concentrates in a particular industry or industry group, events may occur that impact that industry or industry group more significantly than the stock market as a whole. An investment in a non-diversified investment company can normally be expected to have greater fluctuations in value than an investment in a fund that includes a broader range of investments. To the extent a Portfolio invests in diversified investment companies that do not have a policy of concentration, the impact of conditions affecting an industry or industry group will be decreased.

Investment decisions by the investment advisers of the underlying funds are made independently of the Portfolios. At any particular time, one underlying fund may be purchasing shares of an issuer whose shares are being sold by another underlying fund. As a result, a Portfolio would incur indirectly certain transaction costs without accomplishing any investment purpose. Each Portfolio limits its investments in underlying funds to mutual funds whose shares a Portfolio may purchase without the imposition of a sales load.



You could invest directly in the underlying funds. By investing in mutual funds indirectly through the Portfolios, you bear not only your proportionate share of the expenses of the Portfolios but also, indirectly, similar expenses (including operating costs and investment advisory fees) of the underlying funds. You may indirectly bear expenses paid by underlying funds related to the distribution of such mutual funds' shares. As a result of the Portfolios' policies of investing in other mutual funds, you may receive taxable capital gains distributions to a greater extent than would be the case if you invested directly in the underlying funds. See "Dividends, Distributions and Taxes."



Market timing and sector rotation strategies are complex, involve risk that contemporary economic theory of financial markets suggests may not be fully compensated measured by expected return, and are highly dependent on subjective judgments. Further, any strategy designed to enhance returns also enhances risk of loss and thus carries with it the potential instead for reducing gains or causing losses. There can be no assurance that in carrying out market timing and sector rotation strategies, we will successfully enhance the performance of the Portfolios.

MANAGEMENT OF THE TRUST

THE TRUSTEES

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Additional information about the Trustees and the executive officers of the Trust may be found in the Statement of Additional Information under "Trustees and Officers."

THE ADVISER

We  maintain  our  principal  office at 6600  France  Avenue  South,  Suite 565,
Minneapolis, Minnesota 55435. In addition to serving as investment adviser to the Trust and its Portfolios, we provide investment supervisory services on a continuous basis to individuals, pension and profit sharing plans, corporations, partnerships, trusts and estates (including charitable organizations) and consulting service to other financial professionals through our Professional Fund Advisor service. We specialize in the construction and management of no load mutual fund portfolios for our clients. Pursuant to an Investment Management Agreement with the Trust, we are responsible for the investment management of each Portfolio's assets, including the responsibility for making investment decisions and placing orders for the purchase and sale of the Portfolios' investments. Unlike most mutual funds, the management fees paid by the Portfolios to us include transfer agency, pricing, custodial, auditing and legal services, and general administrative and other operating expenses of each Portfolio except brokerage commissions, taxes, interest, fees and expenses of non-interested Trustees and extraordinary expenses.


For the services provided to the Portfolios, we receive from each Portfolio a fee, payable monthly, at the annual rate of 0.65% of the Income Allocation Portfolio's average daily net assets and 0.95% of the average daily net assets of each of the Conservative, Moderate and Aggressive Allocation Portfolios. We are contractually obligated to reduce our management fee in an amount equal to each Portfolio's allocable portion of the fees and expenses of the Trust's non-interested Trustees. Most investment companies pay lower investment management fees. Most of such investment companies, however, also pay, in addition to an investment management fee, certain of their own expenses, while we pay almost all of the Portfolios' expenses, as described above, out of investment management fees we receive from the Portfolios.

Robert J. Markman, Chairman of the Board of Trustees and President of the Trust, serves as the Portfolio Manager of the Trust and is responsible for the day-to-day management of the Portfolios. Mr. Markman has served as President of Markman Capital since its organization in September 1990.


THE DISTRIBUTOR


Markman Securities, Inc. (the "Distributor") is the principal underwriter of the Portfolios. The Distributor is a wholly-owned subsidiary of Markman Capital and is located at the same address.


PORTFOLIO TRANSACTIONS

We place orders for the purchase and sale of portfolio securities for a Portfolio's accounts with brokers or dealers, selected by us in our discretion, or directly with the underlying funds or in privately arranged transactions in which a premium may be paid by a Portfolio.

Each Portfolio is actively managed and has no restrictions upon portfolio turnover. Each Portfolio's rate of portfolio turnover may be greater than that of many other mutual funds. A 100% annual portfolio turnover rate would be achieved if each security in a Portfolio's portfolio (other than securities with less than one year remaining to maturity) were replaced once during the year. Trading also may result in realization of capital gains that would not otherwise be realized, and shareholders are taxed on such gains when distributed from that Portfolio. See "Dividends, Distributions and Taxes." There is no limit on and we cannot control the portfolio turnover rates of the underlying funds.

DETERMINATION OF NET ASSET VALUE


The share price (net asset value) of the shares of each Portfolio is determined as of the close of the regular session of trading on the New York Stock Exchange (normally at 4:00 p.m., Eastern time). The Portfolios are open for business on each day the New York Stock Exchange is open for business. The net asset value per share of each Portfolio is calculated by dividing the sum of the value of the securities held by the Portfolio plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of outstanding shares of the Portfolio, rounded to the nearest cent. The price at which a purchase or redemption of a Portfolio's shares is effected is based on the next calculation of net asset value after the order is placed.

Shares of the underlying funds are valued at their respective net asset values under the 1940 Act. The underlying funds value securities in their portfolios for which market quotations are readily available at their current market value (generally the last reported sale price) and all other securities and assets at fair value pursuant to methods established in good faith by the board of directors of the underlying mutual fund. Money market funds with portfolio securities that mature in one year or less may use the amortized cost or penny-rounding methods to value their securities. Securities having 60 days or less remaining to maturity generally are valued at their amortized cost, which approximates market value.


If market quotations are not readily available, securities are valued at their fair value as determined in good faith in accordance with procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of each Portfolio will fluctuate with the value of the securities it holds.


HOW TO PURCHASE SHARES


Shares of each Portfolio are sold without a sales charge at the next price calculated after receipt of an order in proper form by the Portfolios. Your initial investment in a Portfolio ordinarily must be at least $25,000, except that the Trust reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for tax-deferred retirement plans. The minimum initial investment is waived for purchases by Trustees, officers and employees of the Trust, of the Transfer Agent, and of Markman Capital and private clients of Markman Capital, including members of such persons' immediate families. Each Portfolio also reserves the right to waive the minimum initial investment for financial intermediaries. All purchase payments are invested in full and fractional shares. The Trust may reject any purchase order.


Shares of each Portfolio are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Trust. Due to time constraints involved in the pricing of shares of mutual funds such as the Portfolios, the net asset value of Portfolio shares reported in newspapers will lag the Portfolios' actual net asset value by one business day. Direct purchase orders received by the Transfer Agent by 4:00 p.m., Eastern time, are confirmed at that day's net asset value. Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Transfer Agent by 5:00 p.m., Eastern time, that day are confirmed at the net asset value determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Transfer Agent by 5:00 p.m., Eastern time. Dealers or other agents may charge you a fee for effecting transactions. Direct investments received by the Transfer Agent after 4:00 p.m., Eastern time, and orders received from dealers after 5:00 p.m. are confirmed at the net asset value next determined on the following business day.

You may open an account and make an initial investment in any Portfolio by sending a check and a completed account application form to Markman MultiFund Trust, c/o Shareholder Services, P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the Markman MultiFund Trust. An account application is included with this Prospectus.

The Trust mails you confirmations of all purchases or redemptions of shares of the Portfolios. Certificates representing shares are not issued. The Trust and the Distributor reserve the rights to limit the amount of investments and to refuse to sell to any person.

The Portfolios' account application contains certain provisions in favor of the Trust, the Distributor, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone redemptions and exchanges) made available to investors.

If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or the Transfer Agent in the transaction.

You may also purchase shares of the Portfolios by bank wire. Please call the Transfer Agent (Nationwide call toll-free 800-707-2771) for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number, and taxpayer identification number for the account, and the name of the bank that will wire the money. Your investment in a Portfolio will be made at the Portfolio's net asset value next determined after your wire is received together with a completed account application. If the Trust does not receive timely and complete account information, there may be a delay in the investment of money and any accrual of dividends. To make an initial wire purchase, you must mail a completed account application to the Transfer Agent. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

You may purchase and add shares to your account by mail or by bank wire. Checks should be sent to Markman MultiFund Trust, c/o Shareholder Services, P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the Markman MultiFund Trust. Bank wires should be sent as outlined above. Each additional purchase request must contain the account name and number to permit proper crediting.

NO TRANSACTION FEE PROGRAM

If you purchase a minimum of $25,000 of shares of the Portfolios (either in a Portfolio or spread across two or more Portfolios) through a discount broker and we do not participate in that discount broker's no transaction fee program, we will reimburse you for the amount of the transaction fee that you paid the discount broker for that purchase within a week of us receiving a copy of your trade confirmation.

HOW TO REDEEM SHARES

You may redeem shares of the Portfolios on each day that the Trust is open for business. You will receive the net asset value per share next determined after receipt by the Transfer Agent of your redemption request in the form described below. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Portfolios by certified check or by wire.

BY TELEPHONE

You may redeem shares by telephone. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on the application. To redeem by telephone, call the Transfer Agent (Nationwide call toll-free 800-707-2771). The redemption proceeds will usually be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.


Unless you have specifically notified the Transfer Agent not to honor redemption requests by telephone, the telephone redemption privilege is automatically available to you. You may change the bank or brokerage account designated under this procedure at any time by writing to the Transfer Agent with the signature guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form. Contact the Transfer Agent to obtain this form. Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.

The Transfer Agent reserves the right to suspend the telephone redemption privilege with respect to any account if the name(s) or the address on the account has been changed within the previous 30 days.

Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

BY MAIL


You may redeem any number of shares from your account by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any of the eligible guarantor institutions outlined above. If the name(s) or the address on your account has been changed within 30 days of your redemption request, you will be required to request the redemption in writing with your signature guaranteed, regardless of the value of the shares being redeemed.


Written redemption requests may also direct that the proceeds be deposited directly in a domestic bank or brokerage account designated on your account application for telephone redemptions. Proceeds of redemptions requested by mail are mailed within three business days following receipt of instructions in proper form.

THROUGH BROKER-DEALERS

You may also redeem shares of the Portfolios by placing a wire redemption request through a securities broker or dealer. Unaffiliated broker-dealers or other agents may charge you a fee for this service. You will receive the net asset value per share next determined after receipt by the Trust or its agent of your wire redemption request. It is the responsibility of broker-dealers to promptly transmit wire redemption orders.

ADDITIONAL REDEMPTION INFORMATION


If your instructions request a redemption by wire, the proceeds will be wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application and you will be charged an $8 processing fee. The Trust reserves the right, upon thirty days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impracticable, the redemption proceeds will be sent by mail to the designated account.


Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution by way of an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact the Transfer Agent for more information about ACH transactions.

At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require you to close your account if at any time the value of your shares is less than $25,000 (based on actual amounts invested, unaffected by market fluctuations) or such other minimum amount as the Trust may determine from time to time. After notification to you of the Trust's intention to close your account, you will be given sixty days to increase the value of your account to the minimum amount.


The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission. Under unusual circumstances, when the Board of Trustees deems it appropriate, the Portfolios may make payment for shares redeemed in portfolio securities of the Portfolios taken at current value.


EXCHANGE PRIVILEGE

Shares of the Portfolios may be exchanged for each other at net asset value. You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Trust's account records. Exchanges may also be requested by telephone. An exchange will be effected at the next determined net asset value after receipt of a request by the Transfer Agent.

Exchanges may only be made for shares of Portfolios then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to you.



SHAREHOLDER SERVICES

Contact the Transfer Agent (Nationwide call toll-free 1-800-707-2771) for additional information about the shareholder services described below.

AUTOMATIC WITHDRAWAL PLAN

If the shares in your account have a value of at least $25,000, you may elect to receive, or may designate another person to receive, monthly or quarterly payments in a specified amount. There is no charge for this service.

ACCESS TO THE PORTFOLIO MANAGER

If the shares in your account have a value of at least $100,000, you may contact Mr. Robert Markman directly by telephone. If you qualify, call the Transfer Agent at the above telephone number to obtain your special access toll-free telephone number direct to Mr. Markman.

TAX-DEFERRED RETIREMENT PLANS

Shares of the Portfolios are available for purchase in connection with the following tax-deferred retirement plans: - -- Keogh Plans for self-employed individuals - -- Individual retirement account (IRA) plans for individuals and their non-employed spouses, including Roth IRAs - -- Qualified pension and profit-sharing plans for employees, including those profit-sharing plans with a 401(k) provision - -- 403(b)(7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code.


DIRECT DEPOSIT PLANS

Shares of the Portfolios may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable you to have all or a portion of your payroll or social security checks transferred automatically to purchase shares of the Portfolios


AUTOMATIC INVESTMENT PLAN

You may make automatic monthly investments in the Portfolios from your bank, savings and loan or other depository institution account. The minimum initial investment must be $25,000 under the plan. The Transfer Agent pays the costs associated with these transfers, but reserves the right, upon thirty days' written notice, to make reasonable charges for this service. A depository institution may impose its own charge for debiting your account, which would reduce the return from an investment in the Portfolios.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). In any year in which a Portfolio qualifies as a regulated investment company and distributes substantially all of its investment company taxable income (which includes, among other items, the excess of net short-term capital gains over net long-term capital losses) and its net capital gains (the excess of net long-term capital gains over net short-term capital losses) the Portfolio will not be subject to federal income tax to the extent it distributes such income and capital gains in the manner required under the Code.



Income received by a Portfolio from a mutual fund owned by that Portfolio (including dividends and distributions of short-term capital gains) will be distributed by the Portfolio (after deductions for expenses) and will be taxable to you as ordinary income. Because the Portfolios are actively managed and may realize taxable net short-term capital gains by selling shares of a mutual fund in its portfolio with unrealized portfolio appreciation, investing in a Portfolio rather than directly in the underlying funds may result in increased tax liability to you since the Portfolio must distribute its gains in accordance with certain rules under the Code.

Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) received by a Portfolio from the underlying funds, as well as net long-term capital gains realized by a Portfolio from the purchase and sale (or redemption) of mutual fund shares or other securities held by a Portfolio for more than one year, will be distributed by the Portfolio and will be taxable to you as long-term capital gains (even if you have held the shares for less than one year). If a shareholder who has received a capital gains distribution suffers a loss on the sale of his or her shares not more than six months after purchase, the loss will be treated as a long-term capital loss to the extent of the capital gains distribution received. Long-term capital gains, including distributions of net capital gains, are currently subject to a maximum federal tax rate of 20%, which rate is less than the maximum rate imposed on other types of taxable income. Capital gains may be advantageous since, unlike ordinary income, they may be offset by capital losses.

For purposes of determining the character of income received by a Portfolio when an underlying fund distributes net capital gains to a Portfolio, the Portfolio will treat the distribution as a long-term capital gain, even if the Portfolio has held shares of the underlying fund for less than one year. Any loss incurred by a Portfolio on the sale of such mutual fund's shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the gain distribution.

The tax treatment of distributions from a Portfolio is the same whether the distributions are received in additional shares or in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the net asset value of a share of the Portfolio on the reinvestment date.

A Portfolio may invest in mutual funds with capital loss carryforwards. If such a mutual fund realizes capital gains, it will be able to offset the gains to the extent of its loss carryforwards in determining the amount of capital gains which must be distributed to shareholders. To the extent that gains are offset in this manner, distributions to a Portfolio and its shareholders will not be characterized as capital gain dividends but may be ordinary income.


Redemptions of shares of the Portfolios are taxable events on which you may realize a gain or loss. An exchange of a Portfolio's shares for shares of another Portfolio will be treated as a sale of such shares and any gain on the transaction may be subject to federal income tax.

Each year the Trust will notify you of the tax status of dividends and distributions made during the year. Depending upon your residence for tax purposes, distributions may also be subject to state and local taxes, including withholding taxes. You should consult your own tax adviser regarding the tax consequences of ownership of shares of a Portfolio in your particular circumstances.


Each Portfolio will distribute investment company taxable income and any net realized capital gains at least annually. All dividends and distributions will be reinvested automatically at net asset value in additional shares of the Portfolio making the distribution, unless you notify the Portfolio in writing of your election to receive distributions in cash.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Portfolios' financial performance. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned on an investment in the Portfolios (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the Portfolios' financial statements, are included in the Statement of Additional Information, which is available upon request. No information is presented for the Income Allocation Portfolio, as that Portfolio has not yet commenced the public offering of its shares as of the date of this Prospectus.

MARKMAN CONSERVATIVE ALLOCATION PORTFOLIO

-----------------------------------------------------------------------------------------------------
                                        Per Share Data for a Share Outstanding Throughout Each Period
-----------------------------------------------------------------------------------------------------
                                        Year Ended       Year Ended      Year Ended      Period Ended
                                        December 31,     December 31,    December 31,    December 31,
                                            1998             1997            1996           1995(A)
                                         ------------------------------------------------------------
Net asset value at beginning
   of period ......................      $   11.82        $   11.49        $   10.97        $   10.00
                                         ---------        ---------        ---------        ---------
Income from investment
operations:
     Net investment income ........           0.25             0.33             0.28             0.19
     Net realized and unrealized
       gains on investments .......           1.03             1.31             1.19             1.61
                                         ---------        ---------        ---------        ---------
Total from investment
  operations ......................           1.28             1.64             1.47             1.80
                                         ---------        ---------        ---------        ---------
Less distributions:
     Dividends from net
       investment income ..........          (0.28)           (0.30)           (0.28)           (0.19)
     Distributions in excess
       of net investment income ...          (0.02)           (0.15)           (0.18)           (0.04)
     Distributions from net
       realized gains .............          (0.47)           (0.86)           (0.49)           (0.60)
                                         ---------        ---------        ---------        ---------
Total distributions ...............          (0.77)           (1.31)           (0.95)           (0.83)
                                         ---------        ---------        ---------        ---------

Net asset value at end of period ..      $   12.33        $   11.82        $   11.49        $   10.97
                                         =========        =========        =========        =========

Total return ......................         10.83%           14.27%           13.41%           18.00%
                                         =========        =========        =========        =========
Net assets at end of
  period (000's) ..................      $  30,467        $  36,680        $  42,579        $   9,852
                                         =========        =========        =========        =========
Ratio of expenses to average
  net assets ......................          0.95%            0.95%            0.95%            0.95%(B)
Ratio of net investment income
  to average net assets ...........          1.70%            2.38%            3.21%            3.02%(B)
Portfolio turnover rate ...........           165%              48%             104%             176%

(A) Represents the period from the initial public offering of shares (January 26, 1995) through December 31, 1995.
(B)  Annualized.

MARKMAN MODERATE ALLOCATION PORTFOLIO

-----------------------------------------------------------------------------------------------------
                                        Per Share Data for a Share Outstanding Throughout Each Period
-----------------------------------------------------------------------------------------------------
                                        Year Ended       Year Ended      Year Ended      Period Ended
                                        December 31,     December 31,    December 31,    December 31,
                                            1998             1997            1996           1995(A)
                                         ------------------------------------------------------------
Net asset value at beginning
     of period ....................      $   11.90        $   11.49        $   11.31        $   10.00
                                         ---------        ---------        ---------        ---------
Income from investment operations:
     Net investment income ........           0.12             0.26             0.18             0.06
     Net realized and unrealized
       gains on investments .......           2.06             1.96             1.08             2.39
                                         ---------        ---------        ---------        ---------
Total from investment
     operations ...................           2.18             2.22             1.26             2.45
                                         ---------        ---------        ---------        ---------
Less distributions:
     Dividends from net
       investment income ..........          (0.12)           (0.26)           (0.18)           (0.06)
     Distributions in excess
       of net investment income ...          (0.04)           (0.21)           (0.14)           (0.24)
     Distributions from net
       realized gains .............          (0.57)           (1.34)           (0.76)           (0.84)
                                         ---------        ---------        ---------        ---------
Total distributions ...............          (0.73)           (1.81)           (1.08)           (1.14)
                                         ---------        ---------        ---------        ---------

Net asset value at end
     of period ....................      $   13.35        $   11.90        $   11.49        $   11.31
                                         =========        =========        =========        =========

Total return ......................         18.32%           19.38%           11.11%           24.50%
                                         =========        =========        =========        =========
Net assets at end of
     period (000's) ...............      $  83,799        $  86,388        $  78,627        $  38,988
                                         =========        =========        =========        =========
Ratio of expenses to average
     net assets ...................          0.95%            0.95%            0.95%            0.95%(B)
Ratio of net investment income
     to average net assets ........          0.84%            1.96%            1.34%            0.77%(B)
Portfolio turnover rate ...........           117%              82%             280%             141%
-----------------------------------------------------------------------------------------------------

(A) Represents the period from the initial public offering of shares (January 26, 1995) through December 31, 1995.
(B)  Annualized.

MARKMAN AGGRESSIVE ALLOCATION PORTFOLIO

-----------------------------------------------------------------------------------------------------
                                        Per Share Data for a Share Outstanding Throughout Each Period
-----------------------------------------------------------------------------------------------------
                                        Year Ended       Year Ended      Year Ended      Period Ended
                                        December 31,     December 31,    December 31,    December 31,
                                            1998             1997            1996           1995(A)
                                         ------------------------------------------------------------
Net asset value at beginning
     of period ....................      $   12.74        $   12.26        $   11.79        $   10.00
                                         ---------        ---------        ---------        ---------
Income from investment operations
     Net investment income (loss) .          (0.09)            0.01             0.05             0.01
     Net realized and unrealized
       gains on investments .......           3.42             2.32             1.34             3.11
                                         ---------        ---------        ---------        ---------
Total from investment operations ..           3.33             2.33             1.39             3.12
                                         ---------        ---------        ---------        ---------
Less distributions:
     Dividends from net investment
       income .....................          (0.00)           (0.01)           (0.05)           (0.01)
     Distributions in excess of
       net investment income ......          (0.00)           (0.19)           (0.11)           (0.23)
     Distributions from net
       realized gains .............          (0.06)           (1.65)           (0.76)           (1.09)
                                         ---------        ---------        ---------        ---------
Total distributions ...............          (0.06)           (1.85)           (0.92)           (1.33)
                                         ---------        ---------        ---------        ---------

Net asset value at end of period ..      $   16.01        $   12.74        $   12.26        $   11.79
                                         =========        =========        =========        =========

Total return ......................         26.17%           18.96%           11.72%           31.21%
                                         =========        =========        =========        =========

Net assets at end of period (000's)       $ 91,615        $  84,401        $  84,329        $  42,325
                                         =========        =========        =========        =========
Ratio of expenses to average
     net assets ...................          0.95%            0.95%            0.95%            0.95%(B)
Ratio of net investment income
     (loss) to average net assets .         (0.62%)           0.05%            0.34%            0.15%(B)
Portfolio turnover rate ...........           101%             141%             340%             204%

(A) Represents the period from the initial public offering of shares (January 26, 1995) through December 31, 1995.
(B)  Annualized.

APPENDIX A


For a more detailed description of the types of securities and investment techniques described in this Appendix, see "Investment Objectives and Policies" in the Statement of Additional Information.


FOREIGN SECURITIES

An underlying fund may invest up to 100% of its assets in securities of foreign issuers. Investments in foreign securities involve risks and considerations that are not present when a Portfolio invests in domestic securities.

EXCHANGE RATES


Since an underlying fund may purchase securities denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of the underlying fund's (and accordingly a Portfolio's) assets from the perspective of U.S. investors. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed by a mutual fund. An underlying fund may seek to protect itself against the adverse effects of currency exchange rate fluctuations by entering into currency-forward, futures or options contracts. Hedging transactions will not, however, always be fully effective in protecting against adverse exchange rate fluctuations. Furthermore, hedging transactions involve transaction costs and the risk that the underlying fund will lose money, either because exchange rates move in an unexpected direction, because another party to a hedging contract defaults, or for other reasons.


EXCHANGE CONTROLS

The value of foreign investments and the investment income derived from them may also be affected by exchange control regulations. Although it is expected that underlying funds will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there is no assurance that currency controls will not be imposed after the time of investment. In addition, the value of foreign fixed-income investments will fluctuate in response to changes in U.S. and foreign interest rates.

LIMITATIONS OF FOREIGN MARKETS

There is often less information publicly available about a foreign issuer than about a U.S. issuer. Foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

FOREIGN LAWS, REGULATIONS AND ECONOMIES

There may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of an underlying fund's investments in certain foreign countries.



FOREIGN TAX CONSIDERATIONS

Income received by an underlying fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Any such taxes paid by an underlying fund will reduce the net income of the underlying fund available for distribution to the Portfolios.



EMERGING MARKETS


Risks may be intensified in the case of investments by an underlying fund in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in more developed nations. Countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements. Debt obligations of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments.


CALCULATION OF NET ASSET VALUE


Foreign securities in which the underlying funds may invest may be listed primarily on foreign stock exchanges that may trade on days when the New York Stock Exchange is not open for business. Accordingly, the net asset value of an underlying fund may be significantly affected by such trading on days when neither Markman Capital nor you have access to the underlying funds and the Portfolios.

FOREIGN CURRENCY TRANSACTIONS

An underlying fund may enter into forward contracts to purchase or sell an agreed-upon amount of a specific currency at a future date that may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Under such an arrangement, a fund would, at the time it enters into a contract to acquire a foreign security for a specified amount of currency, purchase with U.S. dollars the required amount of foreign currency for delivery at the settlement date of the purchase; the underlying fund would enter into similar forward currency transactions in connection with the sale of foreign securities. The effect of such transactions would be to fix a U.S. dollar price for the security to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the particular foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received (usually 3 to 14 days). While forward contracts tend to minimize the risk of loss due to a decline in the value of the currency involved, they also tend to limit any potential gain that might result if the value of such currency were to increase during the contract period.

REPURCHASE AGREEMENTS

An underlying fund may enter into repurchase agreements with banks and broker-dealers under which it acquires securities, subject to an agreement with the seller to repurchase the securities at an agreed-upon time and an agreed-upon price. Repurchase agreements involve certain risks, such as default by, or insolvency of, the other party to the repurchase agreement. An underlying fund's right to liquidate its collateral in the event of a default could involve certain costs, losses or delays. To the extent that proceeds from any sale upon default of the obligation to repurchase are less than the repurchase price, the underlying fund could suffer a loss.

ILLIQUID AND RESTRICTED SECURITIES

An underlying fund may invest up to 15% of its net assets in securities for which there is no readily available market ("illiquid securities"). This figure includes securities whose disposition would be subject to legal restrictions ("restricted securities") and repurchase agreements having more than seven days to maturity. Illiquid and restricted securities are not readily marketable without some time delay. This could result in the underlying fund being unable to realize a favorable price upon disposition of such securities, and in some cases might make disposition of such securities at the time desired by the mutual fund impossible.

LOANS OF PORTFOLIO SECURITIES


An underlying fund may lend its portfolio securities. Lending portfolio securities involves risk of delay in the recovery of the loaned securities and in some cases, the loss of rights in the collateral if the borrower fails.


SHORT SALES

An underlying fund may sell securities short. In a short sale the underlying fund sells stock it does not own and makes delivery with securities "borrowed" from a broker. The underlying fund then becomes obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the underlying fund. Until the security is replaced, the underlying fund is obligated to pay to the lender any dividends or interest accruing during the period of the loan. In order to borrow the security, the underlying fund may be required to pay a premium that would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.



SHORT SALES "AGAINST THE BOX"

A short sale is "against the box" if at all times when the short position is open the underlying fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. Such a transaction serves to defer a gain or loss for federal income tax purposes.

INDUSTRY CONCENTRATION

An underlying fund may concentrate its investments within one industry. The value of the shares of such a fund may be subject to greater market fluctuation than an investment in a fund that invests in a broader range of securities.

MASTER DEMAND NOTES

An underlying fund (particularly an underlying money market fund) may invest up to 100% of its assets in master demand notes. These are unsecured obligations of U.S. corporations redeemable upon notice that permit investment by a mutual fund of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the mutual fund and the issuing corporation. Because master demand notes are direct arrangements between the mutual fund and the issuing corporation, there is no secondary market for the notes. The notes are, however, redeemable at face value plus accrued interest at any time.

OPTIONS

An underlying fund may write (sell) listed call options ("calls") if the calls are covered through the life of the option. A call is covered if the underlying fund owns the optioned securities. When an underlying fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period (usually not more than nine months in the case of common stock) at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the underlying fund will forgo any gain from an increase in the market price of the underlying security over the exercise price.

An underlying fund may purchase a call on securities to effect a "closing purchase transaction." This is the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call previously written by the fund on which it wishes to terminate its obligation. If the fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call previously written by the fund expires (or until the call is exercised and the fund delivers the underlying security).

An underlying fund may write and purchase put options ("puts"). When a fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the underlying fund at the exercise price at any time during the option period. When an underlying fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. An underlying fund also may purchase stock index puts, which differ from puts on individual securities in that they are settled in cash based upon values of the securities in the underlying index rather than by delivery of the underlying securities. Purchase of a stock index put is designed to protect against a decline in the value of the portfolio generally rather than an individual security in the portfolio. If any put is not exercised or sold, it will become worthless on its expiration date.



FUTURES CONTRACTS

An underlying fund may enter into futures contracts for the purchase or sale of debt securities and stock indexes. A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date. Futures contracts are traded on designated "contract markets" which, through their clearing corporations, guarantee performance of the contracts. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price.

Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. On the other hand, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. The closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

An underlying fund may sell financial futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the securities held by an underlying fund will fall, thus reducing its net asset value. This interest rate risk may be reduced without the use of futures as a hedge by selling such securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and brokerage commissions and would typically reduce the fund's average yield as a result of the shortening of maturities.

The sale of financial futures contracts serves as a means of hedging against rising interest rates. As interest rates increase, the value of an underlying fund's short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the fund's investments being hedged.



A stock index futures contract may be used to hedge an underlying fund's portfolio with regard to market risk as distinguished from risk related to a specific security. A stock index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made.



In the event of an imperfect correlation between the futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. Further, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the fund than if it had not entered into futures contracts on debt securities or stock indexes.



In order to assure that mutual funds have sufficient assets to satisfy their obligations under their futures contracts, the underlying funds are required to establish segregated accounts with their custodians. Such segregated accounts are required to contain an amount of cash, U.S. Government securities and other liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

OPTIONS ON FUTURES CONTRACTS

An underlying fund may also purchase and sell listed put and call options on futures contracts. An option on a futures contract gives the purchaser the right in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The underlying fund may also purchase put options on futures contracts in lieu of, and for the same purpose as, a sale of a futures contract. An underlying fund may also purchase such put options in order to hedge a long position in the underlying futures contract in the same manner as it purchases "protective puts" on securities.

The holder of an option may terminate the position by selling an option of the same series. There is, however, no guarantee that such a closing transaction can be effected. An underlying fund is required to deposit initial and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those applicable to futures contracts described above and, in addition, net option premiums received will be included as initial margin deposits.

In addition to the risks which apply to all options transactions, there are several risks relating to options on futures contracts. The ability to establish and close out positions on such options is subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. In comparison with the use of futures contracts, the purchase of options on futures contracts involves less potential risk to a fund because the maximum amount of risk is the premium paid for the option (plus transaction costs). There may, however, be circumstances when the use of an option on a futures contract would result in a loss to an underlying fund when the use of a futures contract would not, such as when there is no movement in the prices of the underlying securities. Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts, as described above.

HEDGING

An underlying fund may employ many of the investment techniques described above for investment and hedging purposes. Although hedging techniques generally tend to minimize the risk of loss that is hedged against, they also may limit the potential gain that might have resulted had the hedging transaction not occurred. Also, the desired protection generally resulting from hedging transactions may not always be achieved.

WARRANTS

An underlying fund may invest in warrants. Warrants are options to purchase equity securities at specific prices valid for a specified period of time. The prices do not necessarily move in parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it becomes worthless and the mutual fund loses the purchase price and the right to purchase the underlying security.

LEVERAGE

An underlying fund may borrow on an unsecured basis from banks to increase its holdings of portfolio securities. Under the 1940 Act, such fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings in order to restore such coverage if it should decline to less than 300% due to market fluctuation or otherwise. Such sale must occur even if disadvantageous from an investment point of view. Leveraging aggregates the effect of any increase or decrease in the value of portfolio securities on the underlying fund's net asset value. In addition, money borrowed is subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the interest and option premiums received from the securities purchased with borrowed funds.

HIGH YIELD SECURITIES AND THEIR RISKS

An underlying fund may invest in high yield, high-risk, lower-rated securities, commonly known as "junk bonds." Such fund's investment in such securities is subject to the risk factors outlined below.

YOUTH AND GROWTH OF THE HIGH YIELD BOND MARKET


The high yield, high risk market has at times been subject to substantial volatility. An economic downturn or increase in interest rates may have a more significant effect on such securities as well as on the ability of securities' issuers to repay principal and interest. Issuers of such securities may be of low creditworthiness and the securities may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates, the issuers of high yield, high risk securities may have greater potential for insolvency.


SENSITIVITY OF INTEREST RATE AND ECONOMIC CHANGES


The prices of high yield, high risk securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments. Yields on high yield, high risk securities will fluctuate over time. Furthermore, in the case of high yield, high risk securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than market prices of securities which pay interest periodically and in cash.

PAYMENT EXPECTATIONS

Certain securities held by an underlying fund, including high yield, high risk securities, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, such fund would have to replace the security with a lower yielding security, resulting in a decreased return for the investor. Conversely, a high yield, high risk security's value will decrease in a rising interest rate market, as will the value of the underlying fund's assets.

LIQUIDITY AND VALUATION

The secondary market may at times become less liquid or respond to adverse publicity or investor perceptions, making it more difficult for an underlying fund to accurately value high yield, high risk securities or dispose of them. To the extent such fund owns or may acquire illiquid or restricted high yield, high risk securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

TAXATION

Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. An underlying fund will report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date.

CREDIT RATINGS

Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield, high risk securities. Since credit rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events, the investment adviser to an underlying fund should monitor the issuers of high yield, high risk securities in the fund's portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities' liquidity so the fund can meet redemption requests. To the extent that an underlying fund invests in high yield, high risk securities, the achievement of the fund's investment objective may be more dependent on the underlying fund's own credit analysis than is the case for higher quality bonds.

ASSET-BACKED SECURITIES

An underlying fund may invest in mortgage pass-through securities, which are securities representing interests in pools of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect passing through monthly payments made by individual borrowers on mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose an underlying fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment.

Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities.

An underlying fund may invest in collateralized mortgage obligations ("CMOs"), which are hybrid mortgage-related instruments. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, semiannually. CMOs are collateralized by portfolios of mortgage pass-through securities and are structured into multiple classes with different stated maturities. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired.

Other mortgage-related securities in which an underlying fund may invest include other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. In addition, the underlying funds may invest in other asset-backed securities that have been offered to investors or will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including certificates for automobile receivables, which represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interest in the vehicles securing the contracts.

Investment forms may be ordered by calling 1-800-707-2771.

The minimum direct investment is $25,000. If you want to invest less than $25,000, you may purchase the Markman MultiFunds through:

Charles Schwab & Company (1-800-266-5623)
Jack White and Company (1-800-323-3263)
Fidelity Investments (1-800-544-7558)
Waterhouse Securities (1-800-934-4443)
There is NO TRANSACTION FEE if you purchase from one of these discount brokers.

FOR ADDITIONAL FORMS OR ANSWERS TO ANY QUESTIONS, call the Markman MultiFunds at 1-800-707-2771 between the hours of 8:30 AM and 7:30 PM EST. For a CURRENT UPDATE ON OUR VIEWS ON THE MARKET and what funds are in each of the portfolios call the Hotline at 1-800-975-5463.

FOR UPDATED FUND PRICES AS OF THE CLOSE OF THE PREVIOUS DAY AND ACCESS TO YOUR ACCOUNT BALANCE, call 1-800-536-8679.

To order additional prospectuses call 1-800-395-4848.

Our Internet Home Page (for net asset values, current portfolios, and more) is www.markman.com

INVESTMENT ADVISER
Markman Capital Management, Inc.
6600 France Avenue South, Suite 565
Minneapolis, Minnesota  55435

ADMINISTRATOR AND TRANSFER AGENT
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio  45201-5354

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts  02210

INDEPENDENT ACCOUNTANTS
Arthur Andersen LLP
425 Walnut Street
Cincinnati, Ohio  45202

LEGAL COUNSEL
Sullivan & Worcester LLP
1025 Connecticut Avenue, N.W.
Washington, D.C.  20036

DISTRIBUTOR
Markman Securities, Inc.
6600 France Avenue South, Suite 565
Minneapolis, Minnesota  55435

Additional information about the Portfolios is included in the Statement of Additional Information ("SAI"), which is incorporated by reference in its entirety. Additional information about the Portfolios' investments is available in the Portfolios' annual and semiannual reports to shareholders. In the Portfolios' annual report, you will find a discussion of the market conditions and strategies that significantly affected the Portfolios' performance during their last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Portfolios, or to make inquiries about the Portfolios, please call 1-800-707-2771.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Portfolios are available on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-6009.

                                TABLE OF CONTENTS

Risk/Return Summary................................................
Expense Information................................................
Investment Objectives and Strategies...............................
How We Invest......................................................
Other Risk Considerations..........................................
Management of the Trust............................................
Determination of Net Asset Value...................................
How to Purchase Shares.............................................
How to Redeem Shares...............................................
Shareholder Services...............................................
Dividends, Distributions and Taxes.................................
Financial Highlights...............................................
Appendix A.........................................................


                                     [LOGO]

Investment Adviser                           Shareholder Services
Markman Capital Management, Inc.             c/o Countrywide Fund Services, Inc.
6600 France Avenue South, Suite 565          312 Walnut Street, 21st Floor
Minneapolis, MN  55435                       Cincinnati, OH  45202
Toll-free: 1-800-395-4848                    Toll-free: 1-800-707-2771
Telephone: (612) 920-4848

File No. 811-8820

                                                                     May 1, 1999

                       STATEMENT OF ADDITIONAL INFORMATION

                             MARKMAN MULTIFUND TRUST


This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the Prospectus of Markman MultiFund Trust (the "Trust") dated May 1, 1999, as supplemented from time to time. The Statement of Additional Information should be read in conjunction with the Prospectus. The Trust's Prospectus may be obtained by writing to the Trust at the above address or by telephoning the Trust nationwide toll-free at 1-800-707-2771.




INVESTMENT ADVISER                           SHAREHOLDER SERVICES
Markman Capital Management, Inc.             c/o Countrywide Fund Services, Inc.
6660 France Avenue South, Suite 565          312 Walnut Street, 21st Floor
Minneapolis, MN  55435                       Cincinnati, OH  45202-3874
Toll-free:  1-800-395-4848                   Toll-free:  1-800-707-2771
Telephone:  (612) 920-4848

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

INVESTMENT OBJECTIVES AND POLICIES.............................................3

INVESTMENT RESTRICTIONS.......................................................16

QUALITY RATINGS OF DEBT SECURITIES............................................17

TRUSTEES AND OFFICERS.........................................................21

PRINCIPAL SECURITY HOLDERS....................................................24

INVESTMENT MANAGER............................................................24

TRANSFER AGENT AND ADMINISTRATOR..............................................26


CALCULATION OF SHARE PRICE....................................................26

TAXES.........................................................................27


REDEMPTION OF SHARES..........................................................28

SPECIAL REDEMPTIONS...........................................................28

CUSTODIAN.....................................................................28


AUDITORS AND LEGAL COUNSEL....................................................28


DISTRIBUTOR...................................................................29

PORTFOLIO TRANSACTIONS........................................................29

PERFORMANCE INFORMATION.......................................................29

     A.  Total Return.........................................................29
     B.  Non-Standardized Total Return........................................30
     C.  Other Information Concerning Fund Performance........................31

DESCRIPTION OF THE TRUST......................................................36


ANNUAL REPORT.................................................................37

                       INVESTMENT OBJECTIVES AND POLICIES
                       ----------------------------------


     Markman MultiFund Trust (the "Trust") is an open-end, diversified management investment company, registered as such under the Investment Company Act of 1940. The Trust currently offers four separate portfolios (series), each with different investment objectives (the "Portfolios"). The Portfolios seek to achieve their investment objectives by investing in shares of other open-end investment companies ("mutual funds"). As of the date hereof, the Trust's series are:


     MARKMAN AGGRESSIVE ALLOCATION PORTFOLIO (formerly Markman Aggressive Growth
Fund) seeks capital appreciation without regard to current income.

     MARKMAN MODERATE  ALLOCATION  PORTFOLIO  (formerly  Markman Moderate Growth
Fund) seeks long-term growth of capital and a reasonable level of income.

     MARKMAN CONSERVATIVE ALLOCATION PORTFOLIO (formerly Markman Conservative Growth Fund) seeks to provide current income and low to moderate growth of capital.


     MARKMAN INCOME ALLOCATION PORTFOLIO seeks to provide high current income and low share price fluctuation.

     Set forth below is additional information with respect to the types of securities and investment techniques of the underlying funds.

FOREIGN SECURITIES

An underlying fund may invest up to 100% of its assets in securities of foreign issuers. Investments in foreign securities involve risks and considerations that are not present when a Portfolio invests in domestic securities.

EXCHANGE RATES

Since an underlying fund may purchase securities denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of the underlying fund's (and accordingly a Portfolio's) assets from the perspective of U.S. investors. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed by a mutual fund. An underlying fund may seek to protect itself against the adverse effects of currency exchange rate fluctuations by entering into currency-forward, futures or options contracts. Hedging transactions will not, however, always be fully effective in protecting against adverse exchange rate fluctuations. Furthermore, hedging transactions involve transaction costs and the risk that the underlying fund will lose money, either because exchange rates move in an unexpected direction, because another party to a hedging contract defaults, or for other reasons.

EXCHANGE CONTROLS

The value of foreign investments and the investment income derived from them may also be affected by exchange control regulations. Although it is expected that underlying funds will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there is no assurance that currency controls will not be imposed after the time of investment. In addition, the value of foreign fixed-income investments will fluctuate in response to changes in U.S. and foreign interest rates.

LIMITATIONS OF FOREIGN MARKETS

There is often less information publicly available about a foreign issuer than about a U.S. issuer. Foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions, custodial expenses, and other fees are also generally higher than for securities traded in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of an underlying fund's assets held abroad) and expenses not present in the settlement of domestic investments. A delay in settlement could hinder the ability of an underlying fund to take advantage of changing market conditions, with a possible adverse effect on net asset value. There may also be difficulties in enforcing legal rights outside the United States.

FOREIGN LAWS, REGULATIONS AND ECONOMIES

There may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of an underlying fund's investments in certain foreign countries. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit an underlying fund's ability to invest in securities of certain issuers located in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, inflation rate, capital reinvestment, resource self-sufficiency and balance of payment positions.

FOREIGN TAX CONSIDERATIONS

Income received by an underlying fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Any such taxes paid by an underlying fund will reduce the net income of the underlying fund available for distribution to the Portfolios.

EMERGING MARKETS

Risks may be intensified in the case of investments by an underlying fund in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in more developed nations. Countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements. Debt obligations of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments.

CALCULATION OF NET ASSET VALUE

Foreign securities in which the underlying funds may invest may be listed primarily on foreign stock exchanges that may trade on days when the New York Stock Exchange is not open for business. Accordingly, the net asset value of an underlying fund may be significantly affected by such trading on days when neither Markman Capital nor you have access to the underlying funds and the Portfolios.

FOREIGN CURRENCY TRANSACTIONS

An underlying fund may enter into forward contracts to purchase or sell an agreed-upon amount of a specific currency at a future date that may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Under such an arrangement, a fund would, at the time it enters into a contract to acquire a foreign security for a specified amount of currency, purchase with U.S. dollars the required amount of foreign currency for delivery at the settlement date of the purchase; the underlying fund would enter into similar forward currency transactions in connection with the sale of foreign securities. The effect of such transactions would be to fix a U.S. dollar price for the security to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the particular foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received (usually 3 to 14 days). While forward contracts tend to minimize the risk of loss due to a decline in the value of the currency involved, they also tend to limit any potential gain that might result if the value of such currency were to increase during the contract period.

REPURCHASE AGREEMENTS

An underlying fund may enter into repurchase agreements with banks and broker-dealers under which it acquires securities, subject to an agreement with the seller to repurchase the securities at an agreed-upon time and an agreed-upon price. Repurchase agreements involve certain risks, such as default by, or insolvency of, the other party to the repurchase agreement. An underlying fund's right to liquidate its collateral in the event of a default could involve certain costs, losses or delays. To the extent that proceeds from any sale upon default of the obligation to repurchase are less than the repurchase price, the underlying fund could suffer a loss.

ILLIQUID AND RESTRICTED SECURITIES

An underlying fund may invest up to 15% of its net assets in securities for which there is no readily available market ("illiquid securities"). This figure includes securities whose disposition would be subject to legal restrictions ("restricted securities") and repurchase agreements having more than seven days to maturity. Illiquid and restricted securities are not readily marketable without some time delay. This could result in the underlying fund being unable to realize a favorable price upon disposition of such securities, and in some cases might make disposition of such securities at the time desired by the mutual fund impossible.

The 1940 Act provides that a mutual fund whose shares are purchased by a Portfolio is obliged to redeem shares held by the Portfolio only in an amount up to 1% of the underlying mutual fund's outstanding securities during any period of less than 30 days. Accordingly, shares held by a Portfolio in excess of 1% of an underlying mutual fund's outstanding securities will be considered not readily marketable securities that, together with other such securities, may not exceed 15% of that Portfolio's net assets. However, since each Portfolio has elected to reserve the right to pay redemption requests by a distribution in kind of securities from its portfolio, instead of in cash, these positions may be treated as liquid. Under certain circumstances an underlying fund may determine to make payment of a redemption by a Portfolio (wholly or in part) by a distribution in kind of securities from its portfolio, instead of in cash. As a result, a Portfolio may hold securities distributed by an underlying fund until such time as we determine it appropriate to dispose of such securities. Such disposition will impose additional costs on the Portfolio.

LOANS OF PORTFOLIO SECURITIES

An underlying fund may lend its portfolio securities as long as: (1) the loan is continuously secured by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the underlying fund may at any time call the loan and obtain the securities loaned;
(3) the underlying fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of the securities loaned will not at any time exceed one-third of the total assets of the underlying fund. Lending portfolio securities involves risk of delay in the recovery of the loaned securities and in some cases, the loss of rights in the collateral if the borrower fails.

SHORT SALES

An underlying fund may sell securities short. In a short sale the underlying fund sells stock it does not own and makes delivery with securities "borrowed" from a broker. The underlying fund then becomes obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the underlying fund. Until the security is replaced, the underlying fund is obligated to pay to the lender any dividends or interest accruing during the period of the loan. In order to borrow the security, the underlying fund may be required to pay a premium that would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

When it engages in short sales, an underlying fund must also deposit in a segregated account an amount of cash or U.S. Government securities equal to the difference between (1) the market value of the securities sold short at the time they were sold short and (2) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). An underlying fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the underlying fund replaces the borrowed security. The underlying fund will realize a gain if the security declines in price between such dates. The amount of any gain will be decreased and the amount of any loss increased by the amount of any premium, dividends or interest the underlying fund may be required to pay in connection with a short sale.

SHORT SALES "AGAINST THE BOX"

A short sale is "against the box" if at all times when the short position is open the underlying fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. Such a transaction serves to defer a gain or loss for federal income tax purposes.

INDUSTRY CONCENTRATION

An underlying fund may concentrate its investments within one industry. The value of the shares of such a fund may be subject to greater market fluctuation than an investment in a fund that invests in a broader range of securities.

MASTER DEMAND NOTES

An underlying fund (particularly an underlying money market fund) may invest up to 100% of its assets in master demand notes. These are unsecured obligations of U.S. corporations redeemable upon notice that permit investment by a mutual fund of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the mutual fund and the issuing corporation. Because master demand notes are direct arrangements between the mutual fund and the issuing corporation, there is no secondary market for the notes. The notes are, however, redeemable at face value plus accrued interest at any time.

OPTIONS

An underlying fund may write (sell) listed call options ("calls") if the calls are covered through the life of the option. A call is covered if the underlying fund owns the optioned securities. When an underlying fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period (usually not more than nine months in the case of common stock) at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the underlying fund will forgo any gain from an increase in the market price of the underlying security over the exercise price.

An underlying fund may purchase a call on securities to effect a "closing purchase transaction." This is the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call previously written by the fund on which it wishes to terminate its obligation. If the fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call previously written by the fund expires (or until the call is exercised and the fund delivers the underlying security).

An underlying fund may write and purchase put options ("puts"). When a fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the underlying fund at the exercise price at any time during the option period. When an underlying fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. An underlying fund also may purchase stock index puts, which differ from puts on individual securities in that they are settled in cash based upon values of the securities in the underlying index rather than by delivery of the underlying securities. Purchase of a stock index put is designed to protect against a decline in the value of the portfolio generally rather than an individual security in the portfolio. If any put is not exercised or sold, it will become worthless on its expiration date.

A mutual fund's option positions may be closed out only on an exchange which provides a secondary market for options of the same series, but there can be no assurance that a liquid secondary market will exist at any given time for any particular option.

A custodian, or a securities depository acting for it, generally acts as escrow agent for the securities upon which the underlying fund has written puts or calls, or as to other securities acceptable for such escrow so that no margin deposit is required of the underlying fund. Until the underlying securities are released from escrow, they cannot be sold by the fund.

In the event of a shortage of the underlying securities deliverable in the exercise of an option, the Options Clearing Corporation has the authority to permit other generally comparable securities to be delivered in fulfillment of option exercise obligations. If the Options Clearing Corporation exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the Options Clearing Corporation may impose special exercise settlement procedures.

OPTIONS TRADING MARKETS

Options in which the underlying funds will invest are generally listed on Exchanges. Options on some securities may not, however, be listed on any Exchange but traded in the over-the-counter market. Options traded in the over-the-counter market involve the additional risk that securities dealers participating in such transactions would fail to meet their obligations to the fund.

FUTURES CONTRACTS

An underlying fund may enter into futures contracts for the purchase or sale of debt securities and stock indexes. A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date. Futures contracts are traded on designated "contract markets" which, through their clearing corporations, guarantee performance of the contracts. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near such date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade (known as "contract markets") approved for such trading by the Commodity Futures Trading Commission, and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant contract market.

Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. On the other hand, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. The closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

An underlying fund may sell financial futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the securities held by an underlying fund will fall, thus reducing its net asset value. This interest rate risk may be reduced without the use of futures as a hedge by selling such securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and brokerage commissions and would typically reduce the fund's average yield as a result of the shortening of maturities.

The sale of financial futures contracts serves as a means of hedging against rising interest rates. As interest rates increase, the value of an underlying fund's short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the fund's investments being hedged.

An underlying fund may purchase interest rate futures contracts in anticipation of a decline in interest rates when it is not fully invested. As such purchases are made, an underlying fund would probably expect that an equivalent amount of futures contracts will be closed out.

Unlike when an underlying fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract. Upon entering into a contract, the underlying fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government securities. This is known as "initial margin." Initial margin is similar to a performance bond or good faith deposit which is returned to an underlying fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable. This is known as "marking to the market."

An underlying fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a hedge position then currently held by the fund. The underlying fund may close its positions by taking opposite positions that will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the underlying fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

A stock index futures contract may be used to hedge an underlying fund's portfolio with regard to market risk as distinguished from risk related to a specific security. A stock index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

In the event of an imperfect correlation between the futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. Further, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the fund than if it had not entered into futures contracts on debt securities or stock indexes.

The market prices of futures contracts may also be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, you may close futures contracts through offsetting transactions, which could distort the normal relationship between the securities and futures markets. Second, the deposit requirements in the futures market are less stringent than margin requirements in the securities market. Accordingly, increased participation by speculators in the futures market may also cause temporary price distortions.

Positions in futures contracts may be closed out only on an exchange or board of trade providing a secondary market for such futures. There is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time.

In order to assure that mutual funds have sufficient assets to satisfy their obligations under their futures contracts, the underlying funds are required to establish segregated accounts with their custodians. Such segregated accounts are required to contain an amount of cash, U.S. Government securities and other liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

The risk to an underlying fund from investing in futures is potentially unlimited. Gains and losses on investments in options and futures depend upon the underlying fund's investment adviser's ability to predict correctly the direction of stock prices, interest rates and other economic factors.

OPTIONS ON FUTURES CONTRACTS

An underlying fund may also purchase and sell listed put and call options on futures contracts. An option on a futures contract gives the purchaser the right in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The underlying fund may also purchase put options on futures contracts in lieu of, and for the same purpose as, a sale of a futures contract. An underlying fund may also purchase such put options in order to hedge a long position in the underlying futures contract in the same manner as it purchases "protective puts" on securities.

The holder of an option may terminate the position by selling an option of the same series. There is, however, no guarantee that such a closing transaction can be effected. An underlying fund is required to deposit initial and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those applicable to futures contracts described above and, in addition, net option premiums received will be included as initial margin deposits.

In addition to the risks which apply to all options transactions, there are several risks relating to options on futures contracts. The ability to establish and close out positions on such options is subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. In comparison with the use of futures contracts, the purchase of options on futures contracts involves less potential risk to a fund because the maximum amount of risk is the premium paid for the option (plus transaction costs). There may, however, be circumstances when the use of an option on a futures contract would result in a loss to an underlying fund when the use of a futures contract would not, such as when there is no movement in the prices of the underlying securities. Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts, as described above.

HEDGING

An underlying fund may employ many of the investment techniques described above for investment and hedging purposes. Although hedging techniques generally tend to minimize the risk of loss that is hedged against, they also may limit the potential gain that might have resulted had the hedging transaction not occurred. Also, the desired protection generally resulting from hedging transactions may not always be achieved.

WARRANTS

An underlying fund may invest in warrants. Warrants are options to purchase equity securities at specific prices valid for a specified period of time. The prices do not necessarily move in parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it becomes worthless and the mutual fund loses the purchase price and the right to purchase the underlying security.

LEVERAGE

An underlying fund may borrow on an unsecured basis from banks to increase its holdings of portfolio securities. Under the 1940 Act, such fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings in order to restore such coverage if it should decline to less than 300% due to market fluctuation or otherwise. Such sale must occur even if disadvantageous from an investment point of view. Leveraging aggregates the effect of any increase or decrease in the value of portfolio securities on the underlying fund's net asset value. In addition, money borrowed is subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the interest and option premiums received from the securities purchased with borrowed funds.

HIGH YIELD SECURITIES AND THEIR RISKS

An underlying fund may invest in high yield, high-risk, lower-rated securities, commonly known as "junk bonds." Such fund's investment in such securities is subject to the risk factors outlined below.

YOUTH AND GROWTH OF THE HIGH YIELD BOND MARKET

The high yield, high risk market has at times been subject to substantial volatility. An economic downturn or increase in interest rates may have a more significant effect on such securities as well as on the ability of securities' issuers to repay principal and interest. Issuers of such securities may be of low creditworthiness and the securities may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates, the issuers of high yield, high risk securities may have greater potential for insolvency.

SENSITIVITY OF INTEREST RATE AND ECONOMIC CHANGES

The prices of high yield, high risk securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments. Yields on high yield, high risk securities will fluctuate over time. Furthermore, in the case of high yield, high risk securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than market prices of securities which pay interest periodically and in cash.

PAYMENT EXPECTATIONS

Certain securities held by an underlying fund, including high yield, high risk securities, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, such fund would have to replace the security with a lower yielding security, resulting in a decreased return for the investor. Conversely, a high yield, high risk security's value will decrease in a rising interest rate market, as will the value of the underlying fund's assets.

LIQUIDITY AND VALUATION

The secondary market may at times become less liquid or respond to adverse publicity or investor perceptions, making it more difficult for an underlying fund to accurately value high yield, high risk securities or dispose of them. To the extent such fund owns or may acquire illiquid or restricted high yield, high risk securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

TAXATION

Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. An underlying fund will report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date.

CREDIT RATINGS

Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield, high risk securities. Since credit rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events, the investment adviser to an underlying fund should monitor the issuers of high yield, high risk securities in the fund's portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities' liquidity so the fund can meet redemption requests. To the extent that an underlying fund invests in high yield, high risk securities, the achievement of the fund's investment objective may be more dependent on the underlying fund's own credit analysis than is the case for higher quality bonds.

ASSET-BACKED SECURITIES

An underlying fund may invest in mortgage pass-through securities, which are securities representing interests in pools of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect passing through monthly payments made by individual borrowers on mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose an underlying fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment.

Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities.

An underlying fund may invest in collateralized mortgage obligations ("CMOs"), which are hybrid mortgage-related instruments. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, semiannually. CMOs are collateralized by portfolios of mortgage pass-through securities and are structured into multiple classes with different stated maturities. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired.

Other mortgage-related securities in which an underlying fund may invest include other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. In addition, the underlying funds may invest in other asset-backed securities that have been offered to investors or will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including certificates for automobile receivables, which represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interest in the vehicles securing the contracts.


                             INVESTMENT RESTRICTIONS
                             -----------------------

     FUNDAMENTAL INVESTMENT POLICIES. Each Portfolio has adopted certain fundamental investment policies. These fundamental investment policies cannot be changed unless the change is approved by the lesser of (1) 67% of more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio. These fundamental policies provide that a Portfolio may not:

     1. Purchase or otherwise acquire interests in real estate, real estate mortgage loans or interests therein, except that a Portfolio may purchase securities issued by issuers, including real estate investment trusts, which invest in real estate or interests therein.

     2.   Make loans.

     3. Purchase the securities of an issuer if one or more of the Trustees or officers of the Trust individually owns more than one half of 1% of the outstanding securities of such issuer and together beneficially own more than 5% of such securities.

     4.   Make short sales of securities

     5.   Invest in puts, calls, straddles, spreads or combinations thereof.

     6. Purchase securities on margin, except that a Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

     7.   Purchase or acquire commodities or commodity contracts.

     8. Act as an underwriter of securities of other issuers except to the extent that in selling portfolio securities, it may be deemed to be an underwriter for purposes of the Securities Act of 1933.

     9.   Issue   senior   securities,   except  as   appropriate   to  evidence
          indebtedness that the Portfolio is permitted to incur.

     10. Purchase or sell interests in oil, gas or other mineral leases, exploration or development programs (although it may invest in companies which own or invest in such interests).

     11. Invest more than 25% of its total assets in the securities of investment companies which themselves concentrate although each
          Portfolio will itself concentrate its investments in investment companies.

     As non-fundamental policies a Portfolio may not:

     1. Invest in securities for the purpose of exercising control over or management of the issuer.

     2. Purchase securities of any closed-end investment company or any investment company the shares of which are not registered in the United States.



     3.   Invest in real estate limited partnerships.

     The mutual funds in which the Portfolios may invest may, but need not, have the same investment policies as a Portfolio. Although all of the Portfolios may from time to time invest in shares of the same underlying mutual fund, the percentage of each Portfolio's assets so invested may vary, and the Portfolios' investment adviser will determine that such investments are consistent with the investment objectives and policies of each Portfolio. The investments that may, in general, be made by underlying funds in which the Portfolios may invest, as well as the risks associated with such investments, are described in the Prospectus and in Appendix A to the Prospectus.


                       QUALITY RATINGS OF DEBT SECURITIES
                       ----------------------------------

STANDARD & POOR'S CORPORATION (S&P) BOND RATINGS

     An S&P corporate bond rating is a current assessment of the credit worthiness of an obligor, with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information.

     The ratings are based, in varying degrees, on the following considerations:
(a) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by and relative position of the obligation in the event of bankruptcy reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights. To provide more detailed indications of credit quality, ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     A provisional rating is sometimes used by S&P. It assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

     S&P's bond ratings are as follows:

     AAA - Bonds rated AAA has the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A - Bonds rated A have strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB - Bonds rated BBB are regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC - Bonds rated BB, B, CCC or CC are regarded on balanced, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C - The rating C is reserved for income bonds on which no interest is being paid.

     D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

     S&P's NOTE RATINGS

     An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria are used in making that assessment: (a) Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note), and (b) Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

S&P's Note ratings are as follows:

     SP-1 - Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2 - Satisfactory capacity to pay principal and interest.

     SP-3 - Speculative capacity to pay principal and interest.

     Demand Bonds: S&P assigns "Dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper ratings symbols are used to denote the put options (for example, "AAA/A-1+"). For the newer "Demand Notes," S&P note rating symbols, combined with the commercial paper symbols, are used (for example, SP-1+/A-1+").

MOODY'S CORPORATE BOND RATINGS

     Moody's bond ratings are as follows:

     Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds that are rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers, 1, 2 and 3, in each generic rating classification from Aa through Baa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Ba - Bonds that are rated Baa are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time, may be small.

     Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

MOODY'S NOTE RATINGS

     Moody's ratings for short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run.

     Rating symbols and their meanings follow:

     MIG 1 - This  designation  denotes best  quality.  There is present  strong
protection  by  established  cash  flows,   superior   liquidity   support,   or
demonstrated broad-based access to the market for refinancing.

     MIG 2 - This designation denotes high quality. Margins of protection are ample, although not so large as in the preceding group.

     MIG 3 - This designation denotes favorable quality. All security elements are accounted for, but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG 4 - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and, although not distinctly or predominantly speculative, there is specific risk.


                              TRUSTEES AND OFFICERS
                              ---------------------

     The following is a list of the Trustees and executive officers of the Trust and their aggregate compensation from the Trust for the fiscal year ended December 31, 1998. As described below, certain of the executive officers of the Trust are affiliates of organizations that provide services to the Trust. These organizations are Markman Capital Management, Inc., the Portfolios' investment adviser, Markman Securities, Inc., the Portfolios' principal underwriter, and Countrywide Fund Services, Inc., the Portfolios' transfer agent and administrator. Emilee Markman is married to Robert J. Markman.


                                                                    COMPENSATION
NAME                         AGE       POSITION HELD                FROM TRUST
----                         ---       -------------                ----------
 Richard Edwin Dana          52        Trustee                      $6,000
+Peter Dross                 42        Trustee                       6,500
*Judith E. Fansler           48        Trustee                           0
+Susan Gale                  46        Trustee                       6,500
 Susan M. Lindgren           34        Trustee                       6,000
*Richard W. London           56        Trustee                           0
 Melinda S. Machones         44        Trustee                       5,250
*Emilee Markman              45        Trustee                       6,000
*Robert J. Markman           47        Chairman of the Board             0
                                       of Trustees and President
+Michael J. Monahan          48        Trustee                       6,500
 Robert G. Dorsey            42        Vice President                    0
 John F. Splain              42        Secretary                         0
 Mark J. Seger               37        Treasurer                         0

* An "interested person" of the Trust as such term is defined in the Investment Company Act of 1940.
+    Member of Audit Committee.

     The principal occupations of the Trustees and executive officers of the Trust during the past five years are set forth below:

     RICHARD EDWIN DANA, 748 Goodrich Avenue, Saint Paul, Minnesota 55105 -- Managing Member, JET Construction and Remodeling L.L.C.

     PETER DROSS, 717 East River Road, Minneapolis, Minnesota 55455 -- Director of Development, The Center for Victims of Torture, Minneapolis, Minnesota (provider of treatment and rehabilitation services to survivors of politically-motivated torture).

     JUDITH E. FANSLER, 6600 France Avenue South, Suite 565, Edina, Minnesota 55435 -- Chief Operating Officer, Markman Capital Management, Inc.

     SUSAN GALE, 235 King Creek Road, Golden Valley, Minnesota 55416 -- Homemaker and a realtor with Edina Realty.


     SUSAN M. LINDGREN, 5560 Nathan Lane #1, Plymouth, Minnesota 55442 -- Partner and Executive Director of VISTAR Integrated Programs International, Plymouth, Minnesota (experiential education company) (February 1996 Present). She was previously President/Sole Proprietor, Anything is Possible and kidvironments, Andover, Minnesota (Anything is Possible was a consulting firm offering customized experiential work shops for personal effectiveness, team building and leadership; kidvironments created custom interior and exterior environments for children of any age); Contract Employee, Lifespring, San Rafael, California (Lifespring offers experiential personal effectiveness courses internationally); Executive Vice President, Personal Empowerment Resource Center! ("PERC!"), Minneapolis, Minnesota (PERC! offered experiential personal effectiveness courses).


     RICHARD W. LONDON, 6600 France Avenue South, Suite 565, Edina, Minnesota 55435 -- Chief Financial Officer, Markman Capital Management, Inc., and Vice
President, Treasurer, Director and Chief Financial Officer of Markman Securities, Inc.


     MELINDA S. MACHONES, 2138 Ponderosa Circle, Duluth, Minnesota 55811 -- Director of Information Technologies, The College of St. Scholastica (December 1994 to Present); Principal, INDUS Systems (computer consulting) (September 1993-December 1994).

     EMILEE MARKMAN, 5132 Mirror Lakes Drive, Edina, Minnesota 55436 -- Executive Director, Markman Capital Foundation.


     ROBERT J. MARKMAN, 6600 France Avenue South, Suite 565, Edina, Minnesota 55435 -- President, Treasurer and Secretary, Markman Capital Management, Inc.

     MICHAEL J. MONAHAN, One Shelby Place, St. Paul, Minnesota 55116 -- Vice President, External Relations, Ecolab Inc. (June 1994 - Present) (provider of premium institutional cleaning and sanitizing products and services worldwide); Vice President, Investor Relations, Ecolab Inc. (May 1992 - June 1994).


     ROBERT G. DORSEY, 312 Walnut Street, Cincinnati, Ohio -- President and Treasurer of Countrywide Fund Services, Inc. and CW Fund Distributors, Inc. and First Vice President and Treasurer of Countrywide Financial Services, Inc. and Countrywide Investments, Inc. He is also Vice President of Countrywide Tax-Free Trust, Countrywide Strategic Trust, Countrywide Investment Trust, Brundage, Story and Rose Investment Trust, Maplewood Investment Trust, a series company, The Thermo Opportunity Fund, Inc., The Dean Family of Funds, The New York State Opportunity Funds, the Wells Family of Real Estate Funds, the Lake Shore Family of Funds, Boyar Value Fund, Inc., Profit Funds Investment Trust, Atalanta/Sosnoff Investment Trust, UC Investment Trust and The Winter Harbor Fund and Assistant Vice President of Williamsburg Investment Trust, Schwartz Investment Trust, The Tuscarora Investment Trust, The Gannett Welsh & Kotler Funds, Firsthand Funds, the Westport Funds, Albemarle Investment Trust, The James Advantage Funds and The Bjurman Funds, all of which are registered investment companies.

     JOHN F. SPLAIN, 312 Walnut Street, Cincinnati, Ohio -- First Vice President, Secretary and General Counsel of Countrywide Fund Services, Inc., CW Fund Distributors, Inc., Countrywide Investments, Inc. and Countrywide Financial Services, Inc. He is also Secretary of Countrywide Tax-Free Trust, Countrywide Strategic Trust, Countrywide Investment Trust, Williamsburg Investment Trust, Brundage, Story and Rose Investment Trust, The Tuscarora Investment Trust, Maplewood Investment Trust, a series company, The Thermo Opportunity Fund, Inc., the Lake Shore Family of Funds, the Wells Family of Real Estate Funds, Boyar Value Fund, Inc., Profit Funds Investment Trust and The Winter Harbor Fund and Assistant Secretary of Schwartz Investment Trust, The Gannett Welsh & Kotler Funds, Firsthand Funds, the New York State Opportunity Funds, the Dean Family of Funds, the Westport Funds, Atalanta/Sosnoff Investment Trust, Albemarle Investment Trust, The James Advantage Funds, The Bjurman Funds and UC Investment Trust.

     MARK J. SEGER, C.P.A., 312 Walnut Street, Cincinnati, Ohio -- First Vice President of Countrywide Fund Services, Inc. and CW Fund Distributors, Inc. He is also Treasurer of Countrywide Tax-Free Trust, Countrywide Strategic Trust, Countrywide Investment Trust, Williamsburg Investment Trust, Brundage, Story and Rose Investment Trust, Maplewood Investment Trust, a series company, The Thermo Opportunity Fund, Inc., the New York State Opportunity Funds, the Dean Family of Funds, the Wells Family of Real Estate Funds, Profit Funds Investment Trust, the Lake Shore Family of Funds, Albemarle Investment Trust, Atalanta/Sosnoff Investment Trust, UC Investment Trust and The Winter Harbor Fund and Assistant Treasurer of Schwartz Investment Trust, The Tuscarora Investment Trust, The Gannett Welsh & Kotler Funds, Firsthand Funds, the Westport Funds, Boyar Value Fund, Inc., The James Advantage Funds and The Bjurman Funds.

     The Trustees who are not employed by the Adviser each receive a $3,000 annual retainer to be paid $750 per quarter, plus a $750 fee for each Board meeting attended. Audit Committee members each receive an annual retainer of $500.

     The Trust's Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved as a result of their positions with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust and its Portfolios. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                           PRINCIPAL SECURITY HOLDERS
                           --------------------------


     As of January 18, 1999, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 13.0% of the outstanding shares of the Markman Aggressive Allocation Portfolio, 18.5% of the outstanding share s of the Markman Moderate Allocation Portfolio and 9.1% of the outstanding shares of the Markman Conservative Allocation Portfolio. As of such date, Landscape Structures Inc. Profit Sharing Plan, 601 7th Street South, Delano, Minnesota 55369, owned of record 7.0% of the outstanding shares of the Markman Aggressive Allocation Portfolio.

     As of January 18, 1999, the Trustees and officers of the Trust as a group owned of record and beneficially less than 1% of the outstanding shares of the Trust and of each Portfolio.


                               INVESTMENT MANAGER
                               ------------------

     Markman Capital Management, Inc. ("Markman Capital") serves as investment manager to the Trust and its Portfolios pursuant to a written investment management agreement. Markman Capital is a Minnesota corporation organized in 1990, and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Robert J. Markman, Chairman of the Board of Trustees and President of the Trust, is the controlling shareholder of Markman Capital and its President, Treasurer and Secretary. Markman Capital is the sole shareholder of Markman Securities, Inc., the Portfolios' principal underwriter. Richard W. London and Judith E. Fansler, employees of Markman Capital, also serve as Trustees of the Trust.

     Certain services provided by Markman Capital under the investment management agreement are described in the Prospectus. In addition to those services, Markman Capital may, from time to time, provide the Portfolios with office space for managing their affairs, with the services of required executive personnel, and with certain clerical services and facilities. These services are provided without reimbursement by the Portfolios for any costs incurred. As compensation for its services, each Portfolio pays Markman Capital a fee based upon average daily net asset value. This fee is computed daily and paid monthly. The rate at which the fee is paid is described in the Prospectus. For the fiscal year ended December 31, 1998, the Markman Aggressive Allocation Portfolio, the Markman Moderate Allocation Portfolio and the Markman Conservative Allocation Portfolio paid advisory fees of $777,300, $771,113 and $304,465, respectively. For the fiscal year ended December 31, 1997, the Markman Aggressive Allocation Portfolio, the Markman Moderate Allocation Portfolio and the Markman Conservative Allocation Portfolio paid advisory fees of $779,884, $784,937 and $354,506, respectively. For the fiscal year ended December 31, 1996, the Markman Aggressive Allocation Portfolio, the Markman Moderate Allocation Portfolio and the Markman Conservative Allocation Portfolio paid advisory fees of $847,620, $772,803 and $270,354, respectively.


     Markman Capital pays out of the investment management fees it receives from the Portfolios, all the expenses of the Portfolios except brokerage commissions, taxes, interest, fees and expenses of the non-interested Trustees of the Trust and extraordinary expenses. Markman Capital is contractually required to reduce its management fee in an amount equal to each Portfolio's allocable portion of the fees and expenses of the non-interested Trustees. The investment management agreement with Markman Capital provides that if the total expenses of a Portfolio in any fiscal year exceed the permissible limits applicable to the Portfolio in any state in which shares of the Portfolio are then qualified for sale, the compensation due Markman Capital for such fiscal year shall be reduced by the amount of such excess by a reduction or refund thereof at the time such compensation is payable after the end of each calendar month during such fiscal year of the Portfolio, subject to readjustment during the Portfolio's fiscal year.

     By its terms, the Trust's investment management agreement remains in effect from year to year, subject to annual approval by (a) the Board of Trustees or
(b) a vote of the majority of a Portfolio's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Trust's investment management agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Portfolio's outstanding voting securities, or by Markman Capital. The investment management agreement automatically terminates in the event of its assignment, as defined by the Investment Company Act of 1940 and the rules thereunder.

                        TRANSFER AGENT AND ADMINISTRATOR
                        --------------------------------


     The Board of Trustees of the Trust has approved an Administration, Accounting and Transfer Agency Agreement among the Trust, Countrywide Fund Services, Inc. ("Countrywide") and Markman Capital. Pursuant to such Agreement, Countrywide serves as the Trust's transfer and dividend paying agent and performs shareholder service activities. Countrywide also calculates daily net asset value per share and maintains such books and records as are necessary to enable it to perform its duties. The administrative services necessary for the operation of the Trust and its Portfolios provided by Countrywide include among other things (i) preparation of shareholder reports and communications, (ii) regulatory compliance, such as reports to and filings with the Securities and Exchange Commission and state securities commissions and (iii) general supervision of the operation of the Trust and its Portfolios, including coordination of the services performed by Markman Capital, the custodian, independent accountants, legal counsel and others. In addition, Countrywide furnishes office space and facilities required for conducting the business of the Trust and pays the compensation of the Trust's officers and employees affiliated with Countrywide. For these services, Countrywide receives from Markman Capital, out of the investment advisory fee paid to Markman Capital by each Portfolio, a base fee of $15,000, an additional fee based upon the number of shareholder accounts, and an additional fee at the annual rate of .04% of aggregate average daily net assets of the Portfolios up to $200 million, .03% of such assets between $200 million and $500 million, and .02% of such assets in excess of $500 million. For the fiscal years ended December 31, 1998, 1997 and 1996, Markman Capital paid fees of $278,938, $283,156 and $283,773, respectively, to Countrywide. Countrywide also receives reimbursement for certain out-of-pocket expenses incurred in rendering such services.


     Countrywide is a wholly-owned subsidiary of Countrywide Financial Services, Inc., which in turn is a wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. Countrywide and its affiliates currently provide administrative and distribution services for certain other registered investment companies. The Portfolios will not invest in these funds or in any other fund which may in the future be affiliated with Countrywide or any of its affiliates. The principal business address of Countrywide is 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202-5354.


                           CALCULATION OF SHARE PRICE
                           --------------------------

     The share price (net asset value) of the shares of each Portfolio is determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in any Portfolio's securities that its net asset value might be materially affected. For a description of the methods used to determine the share price, see "Determination of Net Asset Value" in the Prospectus.

                                      TAXES
                                      -----

     The Prospectus describes generally the tax treatment of distributions by the Portfolios. This section of the Statement of Additional Information includes additional information concerning federal taxes.

     Each Portfolio has qualified and intends to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify a Portfolio must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (ii) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met:
(a) at least 50% of the value of the Portfolio's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Portfolio's investment is limited in respect to any issuer to an amount not greater than 5% of the Portfolio's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Portfolio's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

     A Portfolio's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Portfolio's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Portfolio's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Portfolios intend to make distributions sufficient to avoid imposition of the excise tax.

     The Trust is required to withhold and remit to the U.S. Treasury a portion (31%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

                              REDEMPTION OF SHARES
                              --------------------

     Detailed information on redemption of shares is included in the Prospectus. The Trust may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than three business days (i) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by a Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Portfolio fairly to determine the value of its net assets; or (iii) for such other periods as the Securities and Exchange Commission may permit for the protection of shareholders of the Trust.

                               SPECIAL REDEMPTIONS
                               -------------------

     If the Board of Trustees of the Trust determines that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, that Portfolio may pay the redemption price in whole or in part by a distribution in kind of securities (mutual fund shares) from the portfolio of that Portfolio, instead of in cash, in conformity with applicable rules of the Securities and Exchange Commission. The Trust will, however, redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. The proceeds of redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for federal income tax purposes.

                                    CUSTODIAN
                                    ---------

     Pursuant to a Custodian Agreement between the Trust, State Street Bank and Trust Company ("State Street") and Markman Capital, State Street provides custodial services to the Trust and each of the Portfolios. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.


                           AUDITORS AND LEGAL COUNSEL
                           --------------------------

     The firm of Arthur Andersen LLP has been selected as independent public accountants for the Trust for the fiscal year ending December 31, 1999. Arthur Andersen LLP, 425 Walnut Street, Cincinnati, Ohio, performs an annual audit of the Trust's financial statements and advises the Portfolios as to certain accounting matters.

     Sullivan & Worcester LLP, Washington, D.C., is legal counsel to the Trust.

                                   DISTRIBUTOR
                                   -----------

     Markman Securities, Inc. (the "Distributor") is the principal underwriter of the Portfolios, and, as such, the exclusive agent of distribution of shares of the Portfolios. The Distributor is obligated to sell the shares, to or through qualified securities dealers or others, on a best efforts basis only against purchase orders for the shares. Shares of the Portfolios are offered to the public on a continuous basis. The Distributor is a wholly-owned subsidiary of Markman Capital and is located at the same address as Markman Capital. Richard W. London is both a Trustee of the Trust and Vice President, Secretary, Director and Chief Financial Officer of the Distributor.

                             PORTFOLIO TRANSACTIONS
                             ----------------------

     Markman Capital is responsible for decisions to buy and sell securities for the Portfolios and for the placement of the Portfolios' portfolio business and negotiation of commissions, if any, paid on these transactions.

     The Portfolios will arrange to be included within a class of investors entitled not to pay sales charges by purchasing load fund shares under letters of intent, rights of accumulation, cumulative purchase privileges and other quantity discount programs.

     Each Portfolio may purchase shares of underlying funds which charge a redemption fee. A redemption fee is a fee imposed by an underlying fund upon shareholders (such as a Portfolio) redeeming shares of such fund within a certain period of time (such as one year). The fee is payable to the underlying fund. Accordingly, if a Portfolio were to invest in an underlying fund and, as a result of redeeming shares in such underlying fund, incur a redemption fee, the redeeming Portfolio would bear such redemption fee. The Portfolios will not, however, invest in shares of a mutual fund that is sold with a contingent deferred sales load.

                             PERFORMANCE INFORMATION
                             -----------------------

A.   TOTAL RETURN

     From time to time, quotations of a Portfolio's performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. These performance figures may be calculated in the following manner:

     Total return is computed by finding the average annual compounded rates of return over the designated periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 n
                           P(1+T)  = ERV
Where:

  P =  a hypothetical initial payment of $1,000
  T =  average annual total return
  n =  number of years
ERV = ending redeemable value at the end of the designated period assuming a hypothetical $1,000 payment made at the beginning of the designated period

     The calculation set forth above is based on the further  assumptions  that:
(i) all dividends and distributions of a Portfolio during the period were reinvested at the net asset value on the reinvestment dates; and (ii) all recurring expenses that were charged to all shareholder accounts during the applicable period were deducted.

     Total returns quoted in advertising reflect all aspects of a Portfolio's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Portfolio's net asset value per share (NAV) over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Portfolio over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual return rate that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a Portfolio's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Portfolio.


     The average annual total returns of the Portfolios for the one year period ended December 31, 1998 and for the period since inception (January 26, 1995) are as follows:

                                             One Year        Since Inception
                                             --------        ---------------

     Aggressive Allocation Portfolio           26.17%             22.22%

     Moderate Allocation Portfolio             18.32%             18.58%

     Conservative Allocation Portfolio         10.83%             14.37%


B.   NONSTANDARDIZED TOTAL RETURN

     In addition to the performance information described above, a Portfolio may provide total return information for designated periods, such as for the most recent rolling six months or most recent rolling twelve months. A Portfolio may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns and other performance information may be quoted numerically or in a table, graph or similar illustration.


     The total returns of the Portfolios for the period from the initial public offering of shares on January 26, 1995 through December 31, 1998 were 120.01%, 95.41% and 69.48% for the Markman Aggressive Allocation Portfolio, the Markman Moderate Allocation Portfolio and the Markman Conservative Allocation Portfolio, respectively.


C.   OTHER INFORMATION CONCERNING FUND PERFORMANCE

     A Portfolio may quote its performance in various ways, using various types of comparisons to market indices, other funds or investment alternatives, or to general increases in the cost of living. All performance information supplied by a Portfolio in advertising is historical and is not intended to indicate future returns. A Portfolio's share prices and total returns fluctuate in response to market conditions and other factors, and the value of a Portfolio's shares when redeemed may be more or less than their original cost.

     A Portfolio may compare its performance over various periods to various indices or benchmarks, including the performance record of the Standard & Poor's 500 Composite Stock Price Index (S&P), the Dow Jones Industrial Average (DJIA), the NASDAQ Industrial Index, the Ten Year Treasury Benchmark and the cost of living (measured by the Consumer Price Index, or CPI) over the same period. Comparisons may also be made to yields on certificates of deposit, treasury instruments or money market instruments. The comparisons to the S&P and DJIA show how such Portfolio's total return compared to the record of a broad average of common stock prices (S&P) and a narrower set of stocks of major industrial companies (DJIA). The Portfolio may have the ability to invest in securities or underlying funds not included in either index, and its investment portfolio may or may not be similar in composition to the indices. Figures for the S&P and DJIA are based on the prices of unmanaged groups of stocks, and unlike the Portfolio's returns, their returns do not include the effect of paying brokerage commissions and other costs of investing.

     Comparisons may be made on the basis of a hypothetical initial investment in the Portfolio (such as $1,000), and reflect the aggregate cost of reinvested dividends and capital gain distributions for the period covered (that is, their cash value at the time they were reinvested). Such comparisons may also reflect the change in value of such an investment assuming distributions are not reinvested. Tax consequences of different investments may not be factored into the figures presented.

     A Portfolio's performance may be compared in advertising to the performance of other mutual funds in general or to the performance of particular types of mutual funds, especially those with similar objectives.

     Other groupings of funds prepared by Lipper Analytical Services, Inc. ("Lipper") and other organizations may also be used for comparison to the Portfolio. Although Lipper and other organizations such as Investment Company Data, Inc. ("ICD"), CDA Investment Technologies, Inc. ("CDA") and Morningstar Investors, Inc. ("Morningstar"), include funds within various classifications based upon similarities in their investment objectives and policies, investors should be aware that these may differ significantly among funds within a grouping.

     From time to time a Portfolio may publish the ranking of the performance of its shares by Morningstar, an independent mutual fund monitoring service that ranks mutual funds, including the Portfolio, in broad investment categories (equity, taxable bond, tax-exempt and other) monthly, based upon each Portfolio's one, three, five and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Portfolio performance relative to three-month U.S. treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five ranking categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2) and lowest (1). Ten percent of the funds, series or classes in an investment category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars, and the bottom 10% receive one star.

     From time to time, in reports and promotional literature, a Portfolio's yield and total return will be compared to indices of mutual funds and bank deposit vehicles such as Lipper's "Lipper - Fixed Income Fund Performance Analysis," a monthly publication which tracks net assets, total return, and yield on approximately 1,700 fixed income mutual funds in the United States. Ibbotson Associates, CDA Wiesenberger and F.C. Towers are also used for comparison purposes as well as the Russell and Wilshire Indices. Comparisons may also be made to Bank Certificates of Deposit, which differ from mutual funds, such as the Portfolios, in several ways. The interest rate established by the sponsoring bank is fixed for the term of a CD, there are penalties for early withdrawal from CDs, and the principal on a CD is insured. Comparisons may also be made to the 10 year Treasury Benchmark.

     Performance rankings and ratings reported periodically in national financial publications such as Money Magazine, Forbes, Business Week, The Wall Street Journal, Micropal, Inc., Morningstar, Stanger's, Barron's, etc. will also be used.

     Ibbotson Associates of Chicago, Illinois (Ibbotson) and others provide historical returns of the capital markets in the United States. A Portfolio may compare its performance to the long-term performance of the U.S. capital markets in order to demonstrate general long-term risk versus reward investment scenarios. Performance comparisons could also include the value of a hypothetical investment in common stocks, long-term bonds or treasuries. A
Portfolio may discuss the performance of financial markets and indices over various time periods.

     The capital markets tracked by Ibbotson are common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury Bills, and the U.S. rate of inflation. These capital markets are based on the returns of several different indices. For common stocks the S&P is used. For small capitalization stocks, return is based on the return achieved by Dimensional Fund Advisors (DFA) Small Company Fund. This fund is a market-value-weighted index of the ninth and tenth decimals of the New York Stock Exchange (NYSE), plus stocks listed on the American Stock Exchange (AMEX) and over-the-counter (OTC) with the same or less capitalization as the upper bound of the NYSE ninth decile.

     Long-term corporate bond returns are based on the performance of the Salomon Brothers Long-Term-High-Grade Corporate Bond Index which includes nearly all Aaa- and Aa-rated bonds. Returns on intermediate-term government bonds are based on a one-bond portfolio constructed each year, containing a bond which is the shortest noncallable bond available with a maturity not less than 5 years. This bond is held for the calendar year and returns are recorded. Returns on long-term government bonds are based on a one-bond portfolio constructed each year, containing a bond that meets several criteria, including having a term of approximately 20 years. The bond is held for the calendar year and returns are recorded. Returns on U.S. Treasury Bills are based on a one-bill portfolio constructed each month, containing the shortest-term bill having not less than one month to maturity. The total return on the bill is the month-end price divided by the previous month-end price, minus one. Data up to 1976 is from the U.S. Government Bond file at the University of Chicago's Center for Research in Security Prices; the Wall Street Journal is the source thereafter. Inflation rates are based on the CPI.

     Other widely used indices that the Portfolios may use for comparison purposes include the Lehman Bond Index, the Lehman Aggregate Bond Index, The Lehman GNMA Single Family Index, the Lehman Government/Corporate Bond Index, the Salomon Brothers Long-Term High Yield Index, the Salomon Brothers Non-Government Bond Index, the Salomon Brothers Non-U.S. Government Bond Index, the Salomon Brothers World Government Bond Index and the J.P. Morgan Government Bond Index. The Salomon Brothers World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. Lehman Government/Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities. The Lehman Aggregate Bond Index measures the performance of U.S. corporate bond issues, U.S. government securities and mortgage-backed securities. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States. The foregoing bond indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices.

     The Portfolios may also discuss in advertising the relative performance of various types of investment instruments, such as stocks, treasury securities and bonds, over various time periods and covering various holding periods. Such comparisons may compare these investment categories to each other or to changes in the CPI.

     A Portfolio may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, the investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels.

     The Portfolios may be available for purchase through retirement plans or other programs offering deferral of or exemption from income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually, compounded monthly, would have an after-tax value of $2,009 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,178 after ten years, assuming tax was deducted at a 31% rate from the deferred earnings at the end of the ten year period.

     Evaluations of Portfolio performance made by independent sources may also be used in advertisements concerning the Portfolios, including reprints of, or selections from, editorials or articles about the Portfolio. These editorials or articles may include quotations of performance from other sources such as Lipper or Morningstar. Sources for Portfolio performance information and articles about the Portfolios may include the following:

     BANXQUOTE, an on-line source of national averages for leading money market and bank CD interest rates, published on a weekly basis by Masterfund, Inc. of Wilmington, Delaware.

     BARRON'S, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

     BUSINESS WEEK, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

     CDA INVESTMENT TECHNOLOGIES, INC., an organization which provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate market indices.

     CHANGING  TIMES.  THE KIPLINGER  MAGAZINE,  a monthly  investment  advisory
publication  that  periodically   features  the  performance  of  a  variety  of
securities.

     CONSUMER DIGEST, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

     FINANCIAL WORLD, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

     FORBES, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

     FORTUNE, a national business publication that periodically rates the performance of a variety of mutual funds.

     IBM MONEY FUND REPORT, a weekly publication reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically "IBM Money Fund Average," and "IBM Government Money Fund Average."

     IBBOTSON ASSOCIATES, INC., a company specializing in investment research and data.

     INVESTMENT COMPANY DATA, INC., an independent organization which provides performance ranking information for broad classes of mutual funds.

     INVESTOR'S DAILY, a daily newspaper that features financial, economic, and business news.

     LIPPER ANALYTICAL SERVICES, INC.'S MUTUAL FUND PERFORMANCE ANALYSIS, a weekly publication of industry-wide mutual fund averages by type of fund.

     MONEY, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

     MUTUAL FUND VALUES, a bi-weekly Morningstar, Inc. publication that provides
ratings  of  mutual  funds  based  on  fund  performance,   risk  and  portfolio
characteristics.

     THE NEW YORK TIMES, a nationally distributed newspaper which regularly covers financial news.

     PERSONAL INVESTING NEWS, a monthly news publication that often reports on investment opportunities and market conditions.

     PERSONAL INVESTOR, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

     SUCCESS, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

     USA TODAY, a nationally distributed newspaper.

     U.S. NEWS AND WORLD REPORT, a national business weekly that periodically reports mutual fund performance data.

     WALL STREET JOURNAL, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

     WIESENBERGER INVESTMENT COMPANIES SERVICES, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' background, management policies, salient features, management results, income and dividend records, and price ranges.

     WORKING WOMAN, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.

     When comparing yield, total return and investment risk of shares of a Portfolio with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Portfolios. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while a Portfolio's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to offer a fixed price per share.

     The performance of the Portfolios is not fixed or guaranteed. Performance quotations should not be considered to be representative of performance of a Portfolio for any period in the future. The performance of a Portfolio is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions, purchases and sales of underlying funds, sales and redemptions of shares of beneficial interest, and changes in operating expenses are all examples of items that can increase or decrease a Portfolio's performance.

                            DESCRIPTION OF THE TRUST
                            ------------------------

     The Trust is an open-end, diversified series management investment company established as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to a Declaration of Trust dated September 7, 1994.


     The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest in an unlimited number of series or Portfolios, each share without par value. Currently, the Trust offers four Portfolios. When issued, shares of the Portfolios are fully paid, non-assessable and freely transferable. Each share in a particular Portfolio represents an equal proportionate interest in that Portfolio with each other share of that Portfolio and is entitled to such dividends and distributions as are declared by the Trustees of the Trust. Upon any liquidation of a Portfolio, shareholders of that Portfolio are entitled to share pro rata in the net assets of that Portfolio available for distribution. Shares of the Trust entitle their holders to one vote per share (with proportionate voting for fractional shares.) Shareholders in one of the Portfolios have no interest in, or rights upon liquidation of, any of the other Portfolios.

     Shareholders of each Portfolio have the right to vote for the election of Trustees and on any matters which by law or the provisions of the Declaration of Trust they may be entitled to vote upon. The Trust will normally not hold annual meetings of shareholders to elect Trustees. If less than a majority of the Trustees of the Trust holding office have been elected by shareholders, a meeting of shareholders of the Trust will be called to elect Trustees. Under the Declaration of Trust of the Trust and the Investment Company Act of 1940, the record holders of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee by votes cast in person or by proxy at a meeting called for the purpose or by a written declaration filed with the Trust's custodian bank. The Trustees are required to call a meeting for the purpose of considering the removal of any person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. Except as described above, the Trustees will continue to hold office and may appoint successor Trustees. In compliance with applicable provisions of the Investment Company Act of 1940, shares of the mutual funds owned by the Trust will be voted in the same proportion as the vote of all other holders of shares of such funds.


     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Portfolios or the Trustees. The Declaration of Trust of the Trust provides for indemnification out of the Trust's property for all loss and expense of any shareholder held personally liable for obligations of the Trust and its Portfolios. Accordingly, the risk of a shareholder of the Trust incurring a financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The likelihood of such circumstances is remote.


                                  ANNUAL REPORT
                                  -------------

     The Portfolios' financial statements as of December 31, 1998 appear in the Trust's annual report which is attached to this Statement of Additional Information.

                                    Markman
                                   MULTIFUNDS

                                             Annual
                                             Report

                                             December 31, 1998

                                             Aggressive Allocation Portfolio
                                             Moderate Allocation Portfolio
                                             Conservative Allocation Portfolio

--------------------------------------------------------------------------------
                                  A look back:
                         Markets, Attitude, Performance
--------------------------------------------------------------------------------

After experiencing a year like 1998, which packed so much into a brief twelve-month period, one struggles to distill some moral or investment lesson from the chaos. In dizzying succession, we as investors were asked to react to tragedy, farce, soap opera, euphoria, despair, greed, and fear.

What was so fascinating -- and instructive -- to me was the assumption that we were supposed to react to these events. From the original Lewinsky revelations last January, down through the Russian collapse, the hedge fund debacle, the ongoing Asia deflation scare, and the impeachment mini-series (accompanied, of course, by the wrenching sound of a 20% market decline in 90 days!), there were certainly plenty of reasons to make precipitous and panicked short-term moves. There was no shortage of pundits solemnly predicting that any or all of these events could, would, should, possibly, and at some point, derail the U.S. economy and plunge a red-hot market into nuclear winter.

--------------------------------------------------------------------------------

New and Better Comparative Indices
----------------------------------

This past year the Funds of Funds Association developed a new system of categorizing multifunds. Three main categories were established: Conservative, Moderate, and Growth. The purpose was twofold: first, to group funds of similar risk objective together so that investors and the media would not err in comparing apples to oranges, and second, to help investors make realistic performance comparisons within legitimate peer groupings.

Markman Capital Management, the adviser to the Markman MultiFunds, is a founding member of the Funds of Funds Association. The categories were established based on the degree of daily price changes (volatility) compared to the S&P 500 in 1997. The funds in the Conservative group have maintained volatility less than 40% of that of the S&P 500 Index, although some may be higher from time to time. The funds in the Moderate group have maintained volatility between 40% and 60% of that of the S&P 500 Index, although some may be higher and some may be lower from time to time. The funds in the Growth group have maintained volatility between 60% and 100% of that of the S&P 500 Index, although some may be higher and some may be lower from time to time. All funds of funds (as so categorized by Morningstar, Inc.) with inception dates of February 1, 1995, or earlier are included in these indices. These indices are not audited as part of the financial statement audit.

Independent data from Lipper Analytical Services is used to calculate the average returns within the three categories. We will be including these numbers in our performance comparisons. We believe this will give a valuable perspective on how we perform relative to our peers.

--------------------------------------------------------------------------------

It seemed to us that, while some of these disaster scenarios were thoughtfully constructed, they were still just "possibilities." Contrasted with these possibilities were hard and indisputable facts: inflation was dead;

--------------------------------------------------------------------------------
The winds of change constantly blow through the financial markets, and relationships and dynamics that had previously existed can never be taken for granted.
--------------------------------------------------------------------------------

interest rates were declining significantly with several beneficial effects; lower interest rates supported a higher P/E on growth stocks; lower rates also acted as a de facto tax cut for the consumer, with massive mortgage refinancing pumping billions of new spendable dollars into the economy. While some companies, particularly in the obvious commodity area, were hurt by the Asian crisis, we never saw the massive and broad collapse in earnings. In fact, bellwether large caps like Dell, Microsoft, GE, and Ford posted record numbers. Add to all this the huge increase in measured bearish sentiment (always a good contrarian indicator) and the stage was set for something unexpected. As we wrote to you on September 30, "...we believe that not only have we seen the lows for the year, we are likely to finish 1998 a good deal higher than we are now. The market may be pricing in a worst case scenario. Anything less and a big rally could ensue." Facts over fear.

We took advantage of what we called the "media and professional panic" of last summer and fall to aggressively redeploy much of our Portfolios. We recognized that this was going to continue to be a difficult environment for small cap funds, value funds, and international funds. At the same time, large U.S. stock funds -- particularly the techs -- looked to us like fantastic opportunities. So we jettisoned the laggards and questionables and loaded up the shopping cart with pure U.S. large cap plays. And it couldn't have turned out better.

We are replacing the S&P 500 index as our broad-based index for the Aggressive Allocation Portfolio and Moderate Allocation Portfolio, and the Lehman Intermediate Government Bond Index for the Conservative Allocation Portfolio, with the Wilshire 5000 Stock Index for all Portfolios. The Wilshire 5000 Stock Index is the broadest of all stock indices, covering Nasdaq Stock Market stocks and all stocks traded on the New York Stock Exchange and American Stock Exchange. It is a market-value weighted index. Although it does not include bonds, and therefore does not completely represent our holdings, it remains the closest broad-based index available within the guidelines established by the Securities and Exchange Commission. The Wilshire 5000 Stock Index gained 23.4% in 1998.

For the year, the S&P 500 returned 28.6% and the Lehman Intermediate Government Bond Index gained 8.6%. The fourth quarter was our best three-month period since inception. The Conservative Allocation gained 12.25%, the Moderate Allocation gained 20.14%, and the Aggressive Allocation gained 31.32%. This strong finish to the year enabled all three Portfolios to beat the average Fund of Funds for the year. The chart below shows how we did in 1998 against our managed portfolio peers.

--------------------------------------------------------------------------------
                                  1998 Returns

Markman Aggressive Allocation                          26.17%
Average Growth Fund of Funds                           17.32%
--------------------------------------------------------------------------------
Markman Moderate Allocation                            18.32%
Average Moderate Fund of Funds                         12.73%
--------------------------------------------------------------------------------
Markman Conservative Allocation                        10.83%
Average Conservative Fund of Funds                      9.83%
--------------------------------------------------------------------------------

Also helping returns in the later part of the year was our decision in the Conservative and Moderate Portfolios to use the rally in U.S. Treasuries as an opportunity to sell our zero coupon bond funds. Most of those dollars were reallocated into temporarily depressed high-yield bond funds. Again, the timing was fortuitous: after a difficult summer, high-yield bond funds far outperformed Treasuries in the fourth quarter.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

                                                 Jan 31,          Dec 31,
                                                  1995             1998
                                                  ----             ----
Markman Conservative Allocation Portfolio       $10,000          $16,948
Wilshire 5000                                   $10,000          $24,436
Lehman Intermediate Government Bond Index       $10,000          $13,692
*Funds of Funds Conservative                    $10,000          $16,572

Past performance is not predicative of future performance.
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

                                                 Jan 31,          Dec 31,
                                                  1995             1998
                                                  ----             ----
Markman Moderate Allocation Portfolio           $10,000          $19,541
Wilshire 5000                                   $10,000          $24,436
S&P 500                                         $10,000          $28,235
*Funds of Funds Moderate                        $10,000          $19,015

Past performance is not predicative of future performance.
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

                                                 Jan 31,          Dec 31,
                                                  1998             1998
                                                  ----             ----
Markman Aggressive Allocation Portfolio         $10,000          $22,001
Wilshire 5000                                   $10,000          $24,436
S&P 500                                         $10,000          $28,235
*Funds of Funds Growth                          $10,000          $20,324

Past performance is not predicative of future performance.
--------------------------------------------------------------------------------

*See inside front cover "New and Better Comparative Indices" for an explanation of these indices.

I  also  want  to  take  this   opportunity   to   discuss   another   important
performance-related point. One of our primary responsibilities is to make sure we've done all we can to create

--------------------------------------------------------------------------------
We took advantage of what we called the "media and professional panic" of last summer and fall to aggressively redeploy much of our Portfolios.
--------------------------------------------------------------------------------

Portfolios that reflect, in real life, the nature of the label we've given them:
Conservative, Moderate, Aggressive. While this might seem obvious and simple to do, the real life execution sometimes becomes quite complex. For example, this past year, theoretically "riskier" high P/E growth funds held up better in the market decline than many of their more "cautious" value fund brethren. Real estate funds, often touted as lower risk, defensive investments, ended the year with double digit losses!

The winds of change constantly blow through the financial markets, and relationships and dynamics that had previously existed can never be taken for granted. One of the most important jobs we do for our shareholders is to keep on top of these risk/reward dynamics, adjusting our holdings as soon as we identify a shift in fortunes. Last year clearly demonstrated just how vital that kind of research and attention can be. When you review the remarkably regular spread of our returns (and the daily results that built up to them), we hope you agree that we've succeeded in that task.

--------------------------------------------------------------------------------
Our view as the year begins

It is hard to imagine a serious and extended setback for the market while the macroeconomic picture remains so very positive. As the year begins, unemployment is at its lowest level in over 25 years.

Not only are jobs plentiful, but they're paying better than ever: real, inflation-adjusted wages are rising faster than they have for quite some time. Historically low interest rates have, over the past year, created a boom in housing along with all the other economic activity tied to the buying and remodeling of homes. Those not moving or remodeling have taken advantage of lower mortgage rates to refinance, freeing up sometimes hundreds of dollars per month in new spendable cash flow. (For the middle class, this is like a multibillion dollar tax cut.)

As I've said, the story the pundits missed last year was that the U.S. consumer -- the real engine of our economy -- was in a powerful position. Even more amazing is that this still isn't fully appreciated. In fact, the biggest risk we run this year is not recession (how can rational observers still say that?) but an economy too strong for the Federal Reserve to tolerate.

Interest rates are likely to stay steady with perhaps a small upward bias to reflect accelerating economic activity both here and abroad. The implications for the bond market are substantial. We will probably see a reverse of last year's bond dynamic. Treasuries will be in for some tough sledding while high-yield corporates (junk) will again have the wind at their backs. As you'll see, we've positioned the Portfolios accordingly.

Small cap stocks should do better this year. That doesn't mean, however, that they will outperform large stocks. We continue to firmly believe that both the domestic and global economic environments greatly favor large

--------------------------------------------------------------------------------
We continue to firmly believe that both the domestic and global economic environments greatly favor large caps and see no investment benefit to be gained from blind and unthinking small cap diversification.
--------------------------------------------------------------------------------

caps and see no investment benefit to be gained from blind and unthinking small cap diversification.

Similarly, while I can see periods of exciting rebounds in selected overseas markets, the risks continue to far outweigh the available gains. We are far better off playing the potential for Asian and European growth by investing in U.S. multinationals.

Technology, in its many shapes and variations, will continue to be a driving force in the economy and in our Portfolios. We intend to maintain our overweighting in tech stocks, particularly in the Aggressive Allocation.

Overall, I am extremely optimistic about 1999 and think that potentially significant gains are possible. The road to those potential rewards, however, will no doubt be strewn with potholes producing gut-wrenching declines.

Manias like those we are currently experiencing in Internet stocks have a way of exploding and sliming all investors when they do. Just where the spark will come from (and when), no one knows. After all, this time last year the pundits thought Russia was on the road to healthy capitalist development; six months later it suffered a fatal stroke that almost brought down the entire world economy!

It is thus  ever  more  important  that I  stress  that I  intend  to  keep  the
Aggressive Allocation fully invested in a mix of potentially volatile funds. Since I am confident in their long-term prospects, I am comfortable letting the short-term chips fall where they may. On the other hand, my intention in the Conservative Allocation is just the opposite. I will be taking all reasonable efforts to achieve relative stability in that Portfolio. The Moderate Allocation, as always, will split the difference.

The bottom line is that whatever your personal outlook and strategy are, we will work hard to create and manage a portfolio that can meet your expectations.

[PHOTO OMITTED]

/s/ Bob Markman

--------------------------------------------------------------------------------
Aggressive Allocation Portfolio
--------------------------------------------------------------------------------

OUR GOAL: To achieve high long-term growth. A fully invested portfolio, largely stock oriented, will be maintained at all times, thus creating realively high volatility.

We made no tactical moves of any significance here during the last quarter of 1998. As is obvious from our return over the past three months (up 31.32%), we clearly had the Portfolio positioned right in the sweet spot of the market. By the fourth quarter, we had completed our focusing of the Aggressive Portfolio on large cap U.S. funds.

While many (if not most) fund observers continue to tout the relative "values" in small cap and international funds, we remain convinced that large caps will continue to lead the way for some time to come. (What I find fascinating is that it's gotten to the point where our approach -- buying the Intels, GEs, and Microsofts of the world -- is actually a contrarian position. Incredible.)

Technology -- particularly, again, large cap technology -- remains the dominant theme in the Portfolio.

I cannot stress too strongly that this is an aggressive stance. The overwhelming large cap U.S. stance, coupled with our tech overweighting, does create higher short-term volatility. For those, however, who have patience and fortitude, it also gives us the potential to maximize returns over time. One can also make the case that long term, investing in large, dominant companies entails less risk of disappointment than hopeful speculation in emerging markets, small caps, and the like.

--------------------------------------------------------------------------------
                               Content Breakdown
--------------------------------------------------------------------------------
                                  (Unaudited)
                               [GRAPHIC OMITTED]

                      U.S. Stocks .............    96%
                      International Stocks ....     0%
                      Bonds ...................     0%
                      Cash ....................     4%

--------------------------------------------------------------------------------

PORTFOLIO COMAPRISON (Unaduited)

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                             Markman Aggressive       Funds of Funds Association
                            Allocation Portfolio             Growth Index
                            --------------------             ------------
12 months ending 12/98              26.2%                        17.3%
3 years annualized                  18.8%                        16.0%
Annualized since inception*         22.3%                        19.7%

* from Februay 1, 1995
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
Markman Aggressive Allocation Portfolio -- December 31, 1998
--------------------------------------------------------------------------------------------------
Fund                                    Shares            Market Value     % of Total    Status**
                                                                                       (Unaudited)
--------------------------------------------------------------------------------------------------
Janus Twenty Fund                       333,640           $ 17,782,997     19.4%
--------------------------------------------------------------------------------------------------
The Rydex Series OTC Fund*              330,524             13,670,490     14.9%         -
--------------------------------------------------------------------------------------------------
Stein Roe Growth Stock Fund*            312,953             13,554,002     14.8%         -
--------------------------------------------------------------------------------------------------
The Rydex Series Nova Fund              359,995             11,962,639     13.1%
--------------------------------------------------------------------------------------------------
White Oak Growth Stock Fund*            227,709              9,270,051     10.1%         -
--------------------------------------------------------------------------------------------------
PBHG Large Cap 20 Fund*                 354,099              7,680,401      8.4%         new
--------------------------------------------------------------------------------------------------
ProFunds Ultra OTC                      220,850              5,267,267      5.8%         new
--------------------------------------------------------------------------------------------------
Transamerica Premier Equity Fund*       205,490              5,092,036      5.6%         -
--------------------------------------------------------------------------------------------------
Marsico Focus Fund*                     241,680              3,656,615      4.0%
--------------------------------------------------------------------------------------------------
ProFunds UltraBull                      201,542              2,960,655      3.2%         new
--------------------------------------------------------------------------------------------------
Miscellaneous-- Money Market Fund       312,077                312,077      0.3%         -
--------------------------------------------------------------------------------------------------
Total Investments (Cost $66,152,202)                        91,209,230     99.6%
--------------------------------------------------------------------------------------------------
Other Assets and Liabilities, Net                              405,427      0.4%
--------------------------------------------------------------------------------------------------
Net Assets                                                $ 91,614,657    100.0%
                                                          ============    ======

See accompanying notes to financial statements.
*  Non-income producing security
** A "+" indicates an increase and "-" indicates a decrease of 1% or greater, compared to end of prior quarter; "new" means did not appear in prior quarter.

--------------------------------------------------------------------------------
Moderate Allocation Portfolio
--------------------------------------------------------------------------------

Our  Goal:  To  blend  our   Conservative   and   Aggressive   approaches  in  a
middle-of-the-road portfolio that aims for higher return than a Conservative approach but lower volatility than an Aggressive stance.

The fourth quarter adjustments in the Moderate Allocation Portfolio reflected our continuing process of "blending" the strongest ideas from the Conservative and Aggressive Portfolios. Our equity positions remained much the same and appeared to be the right place to be, helping propel the Portfolio to a 20.14% gain for the quarter.

We sold the last of our zero coupon bond fund position and added to our high-yield bond fund holdings.

Allocating correctly within the stock/ bond matrix enabled us to achieve an 18.32% return for the year, well ahead of the 12.73% return of the average moderate fund of funds. Given the generally balanced approach of most moderate growth funds of funds, our margin of success last year is large and significant. We think it confirms the validity of our approach of mixing large cap U.S. stock funds with opportunistic allocations of strongly-trending bond sectors.

--------------------------------------------------------------------------------
                               Content Breakdown
--------------------------------------------------------------------------------
                                  (Unaudited)
                               [GRAPHIC OMITTED]

                      U.S. Stocks .............    74%
                      International Stocks ....     0%
                      Bonds ...................    19%
                      Cash ....................     7%
--------------------------------------------------------------------------------
PORTFOLIO COMAPRISON (Unaduited)

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                              Markman Moderate        Funds of Funds Association
                            Allocation Portfolio            Moderate Index
                            --------------------            --------------
12 months ending 12/98              18.3%                        12.7%
3 years annualized                  16.2%                        15.8%
Annualized since inception*         18.6%                        17.8%

* from Februay 1, 1995
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
Markman Moderate Allocation Portfolio -- December 31, 1998
--------------------------------------------------------------------------------------------------
Fund                                    Shares            Market Value     % of Total    Status**
                                                                                       (Unaudited)
--------------------------------------------------------------------------------------------------
Janus Twenty Fund                         362,963         $ 19,345,926     23.1%         +
--------------------------------------------------------------------------------------------------
Marsico Focus Fund*                     1,010,951           15,295,686     18.3%         +
--------------------------------------------------------------------------------------------------
The Rydex Series Nova Fund                410,464           13,639,712     16.3%         +
--------------------------------------------------------------------------------------------------
Northeast Investors Trust                 894,333            9,363,662     11.2%         -
--------------------------------------------------------------------------------------------------
Paap America-- Abroad Fund                280,901            9,025,354     10.8%         +
--------------------------------------------------------------------------------------------------
INVESCO High Yield Fund                 1,203,374            7,749,731      9.2%         new
--------------------------------------------------------------------------------------------------
The Rydex Series OTC Fund                 151,085            6,248,856      7.4%         new
--------------------------------------------------------------------------------------------------
The Oakmark Fund                           87,479            3,133,489      3.7%
--------------------------------------------------------------------------------------------------
Total Investments (Cost $69,963,946)                        83,802,416    100.0%
--------------------------------------------------------------------------------------------------
Other Assets and Liabilities, Net                               (3,341)     0.0%
--------------------------------------------------------------------------------------------------
Net Assets                                                $ 83,799,075    100.0%
                                                          ============    ======

See accompanying notes to financial statements.
* Non-income producing security
** A "+" indicates an increase and "-" indicates a decrease of 1% or greater, compared to end of prior quarter; "new" means did appear in prior quarter.

--------------------------------------------------------------------------------
Conservative Allocation Portfolio
--------------------------------------------------------------------------------

Our Goal: To capture returns close to those of a typical portfolio cautiously balanced among stocks, bonds, and money market funds while keeping short-term volatility closer to that of an intermediate bond portfolio.

Our research continues to show that many previously unquestioned dogmas about cautious asset allocation no longer stand up under scrutiny. Commonly accepted choices such as REITs, large and small value stocks, international diversification, etc., have -- perversely -- created greater volatility and not the stability hoped for.

Accordingly, we have refocused our stock/ bond/cash allocations by simplifying our stock exposure. We believe that emphasizing large cap U.S. stock funds will produce a consistency of dynamic not possible in a more broad-based, eclectic mix. While simplifying our equity exposure entails a possibility of greater short-term volatility, we believe we can offset that by a concurrent increase in our bond and cash allocations.

Tactically, in the fourth quarter, we took advantage of the panic rally in Treasuries to sell our zero coupon bond funds and "buy low" into the temporarily depressed high-yield market. The results have been very satisfying. Our 12.25% return for the quarter was the best three-month period ever for the Conservative Allocation. Our stock funds have, in fact, moved so far, so fast that we anticipate reducing our positions slightly in the first part of 1999.

--------------------------------------------------------------------------------
                               Content Breakdown
--------------------------------------------------------------------------------
                                  (Unaudited)
                               [GRAPHIC OMITTED]

                      U.S. Stocks .............    42%
                      International Stocks ....     0%
                      Bonds ...................    49%
                      Cash ....................     9%

--------------------------------------------------------------------------------
PORTFOLIO COMAPRISON (Unaduited)

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                            Markman Conservative      Funds of Funds Association
                            Allocation Portfolio          Conservative Index
                            --------------------          ------------------
12 months ending 12/98              10.8%                         9.8%
3 years annualized                  12.8%                        11.7%
Annualized since inception*         14.4%                        13.7%

* from Februay 1, 1995
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
Markman Conservative Allocation Portfolio -- December 31, 1998
----------------------------------------------------------------------------------------------------
Fund                                      Shares          Market Value      % of Total     Status**
                                                                                         (Unaudited)
----------------------------------------------------------------------------------------------------
Janus Twenty Fund                         139,173         $ 7,417,931       24.3%        -
----------------------------------------------------------------------------------------------------
Marsico Focus Fund*                       431,431           6,527,544       21.4%        new
----------------------------------------------------------------------------------------------------
Northeast Investors Trust                 460,450           4,820,909       15.8%        +
----------------------------------------------------------------------------------------------------
INVESCO High Yield Fund                   704,161           4,534,795       14.9%        +
----------------------------------------------------------------------------------------------------
PIMCO Total Return Fund-- Institutional   366,456           3,862,441       12.7%        new
----------------------------------------------------------------------------------------------------
PIMCO High Yield Fund-- Institutional     268,311           3,034,594       10.0%        new
----------------------------------------------------------------------------------------------------
Miscellaneous-- Money Market Fund         473,315             473,315        1.6%
----------------------------------------------------------------------------------------------------
Total Investments (Cost $27,591,540)                       30,671,529      100.7%
----------------------------------------------------------------------------------------------------
Other Assets and Liabilities, Net                            (204,781)       (0.7)%
----------------------------------------------------------------------------------------------------
Net Assets                                                $ 30,466,748     100.0%
                                                          ============     ======

See accompanying notes to financial statements.
* Non-income producing security
** A "+" indicates an increase and "-" indicates a decrease of 1% or greater, compared to end of prior quarter; "new" means did not appear in prior quarter.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Statements of Assets and Liabilities  o  December 31, 1998

                                                            Markman           Markman           Markman
                                                       Conservative          Moderate        Aggressive
                                                         Allocation        Allocation        Allocation
                                                          Portfolio         Portfolio         Portfolio
--------------------------------------------------------------------------------------------------------
ASSETS

Investments in securities:
   At acquisition cost ..........................      $ 27,591,540      $ 69,963,946       $ 66,152,202
                                                       ============      ============       ============
   At value (Note 1) ............................      $ 30,671,529      $ 83,802,416       $ 91,209,230
Cash ............................................                --            11,953                 --
Receivable for capital shares sold ..............            23,622            94,827            589,079
Dividends receivable ............................            73,370            60,213                835
                                                       ------------      ------------       ------------
   Total Assets .................................        30,768,521        83,969,409         91,799,144
                                                       ------------      ------------       ------------
--------------------------------------------------------------------------------------------------------
LIABILITIES

Payable for capital shares redeemed .............            35,262            57,506            104,162
Distributions payable to shareholders ...........           241,831            47,325             11,093
Payable to affiliates (Note 3) ..................            24,680            65,503             69,232
                                                       ------------      ------------       ------------
   Total Liabilities ............................           301,773           170,334            184,487
                                                       ------------      ------------       ------------
--------------------------------------------------------------------------------------------------------
NET ASSETS ......................................      $ 30,466,748      $ 83,799,075       $ 91,614,657
                                                       ============      ============       ============
Net assets consist of:
Paid-in capital .................................      $ 27,386,759      $ 70,038,040       $ 66,727,044
Distributions in excess of net realized
   gains ........................................                --           (77,435)          (169,415)
Net unrealized appreciation on
   investments ..................................         3,079,989        13,838,470         25,057,028
                                                       ------------      ------------       ------------
Net Assets ......................................      $ 30,466,748      $ 83,799,075       $ 91,614,657
                                                       ============      ============       ============
Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
   no par value) (Note 4) .......................         2,470,464         6,277,762          5,723,622
                                                       ============      ============       ============
Net asset value, redemption price and offering
   price per share (Note 1) .....................      $      12.33      $      13.35       $      16.01
                                                       ============      ============       ============

See accompanying notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Statements of Operations  o  For the Year Ended December 31, 1998

                                              Markman Conservative        Markman Moderate      Markman Aggressive
                                              Allocation Portfolio    Allocation Portfolio    Allocation Portfolio
INVESTMENT INCOME
   Dividend income .........................          $    887,302            $  1,477,067            $    277,983
                                                      ------------            ------------            ------------
EXPENSES
   Investment advisory fees ................               304,465                 771,113                 777,300
   Independent trustees' fees ..............                14,250                  14,250                  14,250
                                                      ------------            ------------            ------------
   Total expenses (note 3) .................               318,715                 785,363                 791,550
                                                      ------------            ------------            ------------
NET INVESTMENT INCOME (LOSS) ...............               568,587                 691,704                (513,567)
                                                      ------------            ------------            ------------
REALIZED AND UNREALIZED GAINS
(LOSSES) ON INVESTMENTS
   Net realized gains (losses) from
   security  transactions ..................             1,067,694               3,062,796                (231,303)
   Capital gain distributions from
    other investment companies .............               515,255               1,388,199               1,291,832
   Net change in unrealized appreciation/
   depreciation on investments .............             1,106,083               8,491,783              18,912,136
                                                      ------------            ------------            ------------
NET REALIZED AND UNREALIZED
GAINS ON INVESTMENTS .......................             2,689,032              12,942,778              19,972,665
                                                      ------------            ------------            ------------
NET INCREASE IN NET ASSETS
FROM OPERATIONS ............................          $  3,257,619            $ 13,634,482            $ 19,459,098
                                                      ============            ============            ============

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets  o  For the Years Ended December 31, 1998 and 1997

                                               Markman Conservative            Markman Moderate              Markman Aggressive
                                               Allocation Portfolio          Allocation Portfolio           Allocation Portfolio

                                            Year Ended     Year Ended     Year Ended     Year Ended      Year Ended     Year Ended
                                           Dec. 31, 1998  Dec. 31, 1997  Dec. 31, 1998  Dec. 31, 1997   Dec. 31, 1998  Dec. 31, 1997
FROM OPERATIONS:
Net investment income (loss) ............. $    568,587   $    923,212   $    691,704   $  1,645,556   $   (513,567)   $     45,400
Net realized gains (losses)
   from security transactions ............    1,067,694      1,417,864      3,062,796      6,181,757       (231,303)      7,715,287
Capital gain distributions
   from other investment
   companies .............................      515,255      1,498,259      1,388,199      3,734,672      1,291,832       2,595,928
Net change in unrealized
   appreciation/depreciation
   on investments ........................    1,106,083      1,268,051      8,491,783      3,184,691     18,912,136       3,812,227
                                           ------------   ------------   ------------   ------------   ------------    ------------
Net increase in net assets
   from operations .......................    3,257,619      5,107,386     13,634,482     14,746,676     19,459,098      14,168,842
                                           ------------   ------------   ------------   ------------   ------------    ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment
   income ................................     (657,761)      (835,373)      (691,704)    (1,645,585)       (21,208)        (24,224)
Distributions in excess of net
 investment income (Note 1) ..............      (45,764)      (416,485)      (260,772)    (1,325,397)            --      (1,125,463)
Distributions from net realized gains ....   (1,102,192)    (2,379,863)    (3,393,190)    (8,443,248)      (340,273)     (9,531,600)
                                           ------------   ------------   ------------   ------------   ------------    ------------
Decrease in net assets from
   Distributions to shareholders .........   (1,805,717)    (3,631,721)    (4,345,666)   (11,414,230)      (361,481)    (10,681,287)
                                           ------------   ------------   ------------   ------------   ------------    ------------

FROM CAPITAL SHARE TRANSACTIONS (Note 4):
Proceeds from shares sold ................   11,129,490     12,294,435     12,188,071     18,522,359     16,927,645      19,230,794
Net asset value of shares issued in
   reinvestment of distributions
   to shareholders .......................    1,563,886      3,578,467      4,298,339     11,294,729        350,390      10,481,739
Payments for shares redeemed .............  (20,358,721)   (23,247,508)   (28,364,444)   (25,388,050)   (29,162,161)    (33,127,820)
                                           ------------   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
   from  capital share transactions ......   (7,665,345)    (7,374,606)   (11,878,034)     4,429,038    (11,884,126)     (3,415,287)
                                           ------------   ------------   ------------   ------------   ------------    ------------

TOTAL INCREASE (DECREASE)
IN NET ASSETS: ...........................   (6,213,443)    (5,898,941)    (2,589,218)     7,761,484      7,213,491          72,268


NET ASSETS:
Beginning of year ........................   36,680,191     42,579,132     86,388,293     78,626,809     84,401,166      84,328,898
                                           ------------   ------------   ------------   ------------   ------------    ------------
End of year .............................. $ 30,466,748   $ 36,680,191   $ 83,799,075   $ 86,388,293   $ 91,614,657    $ 84,401,166
                                           ============   ============   ============   ============   ============    ============
UNDISTRIBUTED NET
INVESTMENT INCOME ........................ $         --   $     89,174   $         --   $         --   $         --    $     21,208
                                           ============   ============   ============   ============   ============    ============

See accompanying notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                        Year Ended       Year Ended      Year Ended      Period Ended
                                      December 31,     December 31,    December 31,      December 31,
                                              1998             1997            1996           1995(A)
-----------------------------------------------------------------------------------------------------
MARKMAN CONSERVATIVE ALLOCATION PORTFOLIO o FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
Net asset value at beginning
   of period ......................      $   11.82        $   11.49        $   10.97        $   10.00
                                         ---------        ---------        ---------        ---------
Income from investment
operations:
     Net investment income ........           0.25             0.33             0.28             0.19
     Net realized and unrealized
       gains on investments .......           1.03             1.31             1.19             1.61
                                         ---------        ---------        ---------        ---------
Total from investment
  operations ......................           1.28             1.64             1.47             1.80
                                         ---------        ---------        ---------        ---------
Less distributions:
     Dividends from net
       investment income ..........          (0.28)           (0.30)           (0.28)           (0.19)
     Distributions in excess
       of net investment income ...          (0.02)           (0.15)           (0.18)           (0.04)
     Distributions from net
       realized gains .............          (0.47)           (0.86)           (0.49)           (0.60)
                                         ---------        ---------        ---------        ---------
Total distributions ...............          (0.77)           (1.31)           (0.95)           (0.83)
                                         ---------        ---------        ---------        ---------

Net asset value at end of period ..      $   12.33        $   11.82        $   11.49        $   10.97
                                         =========        =========        =========        =========

Total return ......................         10.83%           14.27%           13.41%           18.00%
                                         =========        =========        =========        =========
Net assets at end of
  period (000's) ..................      $  30,467        $  36,680        $  42,579        $   9,852
                                         =========        =========        =========        =========
Ratio of expenses to average
  net assets ......................          0.95%            0.95%            0.95%            0.95%(B)
Ratio of net investment income
  to average net assets ...........          1.70%            2.38%            3.21%            3.02%(B)
Portfolio turnover rate ...........           165%              48%             104%             176%

-----------------------------------------------------------------------------------------------------
MARKMAN MODERATE ALLOCATION PORTFOLIO o FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
Net asset value at beginning
     of period ....................      $   11.90        $   11.49        $   11.31        $   10.00
                                         ---------        ---------        ---------        ---------
Income from investment operations:
     Net investment income ........           0.12             0.26             0.18             0.06
     Net realized and unrealized
       gains on investments .......           2.06             1.96             1.08             2.39
                                         ---------        ---------        ---------        ---------
Total from investment
     operations ...................           2.18             2.22             1.26             2.45
                                         ---------        ---------        ---------        ---------
Less distributions:
     Dividends from net
       investment income ..........          (0.12)           (0.26)           (0.18)           (0.06)
     Distributions in excess
       of net investment income ...          (0.04)           (0.21)           (0.14)           (0.24)
     Distributions from net
       realized gains .............          (0.57)           (1.34)           (0.76)           (0.84)
                                         ---------        ---------        ---------        ---------
Total distributions ...............          (0.73)           (1.81)           (1.08)           (1.14)
                                         ---------        ---------        ---------        ---------

Net asset value at end
     of period ....................      $   13.35        $   11.90        $   11.49        $   11.31
                                         =========        =========        =========        =========

Total return ......................         18.32%           19.38%           11.11%           24.50%
                                         =========        =========        =========        =========

Net assets at end of
     period (000's) ...............      $  83,799        $  86,388        $  78,627        $  38,988
                                         =========        =========        =========        =========
Ratio of expenses to average
     net assets ...................          0.95%            0.95%            0.95%            0.95%(B)
Ratio of net investment income
     to average net assets ........          0.84%            1.96%            1.34%            0.77%(B)
Portfolio turnover rate ...........           117%              82%             280%             141%

-----------------------------------------------------------------------------------------------------
MARKMAN AGGRESSIVE ALLOCATION PORTFOLIO o FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
Net asset value at beginning
     of period ....................      $   12.74        $   12.26        $   11.79        $   10.00
                                         ---------        ---------        ---------        ---------
Income from investment operations
     Net investment income (loss) .          (0.09)            0.01             0.05             0.01
     Net realized and unrealized
       gains on investments .......           3.42             2.32             1.34             3.11
                                         ---------        ---------        ---------        ---------
Total from investment operations ..           3.33             2.33             1.39             3.12
                                         ---------        ---------        ---------        ---------
Less distributions:
     Dividends from net investment
       income .....................          (0.00)           (0.01)           (0.05)           (0.01)
     Distributions in excess of
       net investment income ......          (0.00)           (0.19)           (0.11)           (0.23)
     Distributions from net
       realized gains .............          (0.06)           (1.65)           (0.76)           (1.09)
                                         ---------        ---------        ---------        ---------
Total distributions ...............          (0.06)           (1.85)           (0.92)           (1.33)
                                         ---------        ---------        ---------        ---------

Net asset value at end of period ..      $   16.01        $   12.74        $   12.26        $   11.79
                                         =========        =========        =========        =========

Total return ......................         26.17%           18.96%           11.72%           31.21%
                                         =========        =========        =========        =========

Net assets at end of period (000's)       $ 91,615        $  84,401        $  84,329        $  42,325
                                         =========        =========        =========        =========
Ratio of expenses to average
     net assets ...................          0.95%            0.95%            0.95%            0.95%(B)
Ratio of net investment income
     (loss) to average net assets .         (0.62%)           0.05%            0.34%            0.15%(B)
Portfolio turnover rate ...........           101%             141%             340%             204%

(A) Represents the period from the initial public offering of shares (January 26, 1995) through December 31, 1995.
(B)  Annualized.
See accompanying notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   Significant Accounting Policies

Markman MultiFund Trust (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end, diversified management investment company. The Trust was organized as a Massachusetts business trust on September 7, 1994. The Trust offers three series of shares to investors: the Markman Conservative Allocation Portfolio, the Markman Moderate Allocation Portfolio and the Markman Aggressive Allocation Portfolio (collectively, the Funds). The Trust was capitalized on November 28, 1994, when the Funds' investment adviser, Markman Capital Management, Inc. (the Adviser), purchased the initial shares of each Fund at $10.00 per share. The public offering of shares of the Funds commenced on January 26, 1995. The Trust had no operations prior to the public offering of shares except for the initial issuance of shares to the Adviser.

The Markman Conservative Allocation Portfolio seeks to provide current income and low to moderate growth of capital. The Markman Moderate Allocation Portfolio seeks growth of capital and a reasonable level of current income. The Markman Aggressive Allocation Portfolio seeks capital appreciation without regard to current income.

The following is a summary of the Trust's significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). Shares of open-end, management investment companies (mutual funds) in which the Funds invest are valued at their respective net asset values as determined under the 1940 Act. Such mutual funds value securities in their portfolios for which market quotations are readily available at their current market value (generally the last reported sale price) and all other securities and assets at fair value pursuant to methods established in good faith by the Board of Trustees or Directors of the underlying mutual fund. Money market funds in which the Funds also invest generally value securities in their portfolios on an amortized cost basis, which approximates market.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of that Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share of each Fund are equal to the net asset value per share.

Investment income -- Dividend income is recorded on the ex-dividend date. For financial reporting purposes, the Funds record distributions of short-term and long-term capital gains made by mutual funds in which the Funds invest as realized gains. For tax purposes, the short-term portion of such distributions is treated as dividend income by the Funds.

Distributions to shareholders -- Distributions to shareholders arising from each Fund's net investment income and net realized capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code (the Code) available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

Each of the Funds files a tax return annually using tax accounting methods required under provisions of the Code which may differ from GAAP, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of short-term gain distributions made by mutual funds in which the Funds invest and the deferral of certain losses under Federal income tax regulations. Accordingly, the amount of net investment income and net realized capital gain or loss reported in the financial statements may differ from that reported in the Fund's tax return and, consequently, the character of distributions to shareholders reported in the Statements of Changes in Net Assets and the Financial Highlights may differ from that reported to shareholders for Federal income tax purposes. As a result of such differences, reclassifications were made to the components of net assets to conform to generally accepted accounting principles.

The following information is based upon the federal income tax cost of portfolio investments as of December 31, 1998:

--------------------------------------------------------------------------------
                                      Markman          Markman          Markman
                                 Conservative         Moderate       Aggressive
                                   Allocation       Allocation       Allocation
                                    Portfolio        Portfolio        Portfolio

Gross unrealized appreciation    $  3,316,868     $ 14,099,548     $ 24,889,142

Gross unrealized depreciation        (236,879)        (338,517)          (1,530)
                                 ------------     ------------     ------------

Net unrealized appreciation      $  3,079,989     $ 13,761,031     $ 24,887,612
                                 ============     ============     ============

Federal income tax cost of
  portfolio investments          $ 27,591,540     $ 70,041,385     $ 66,321,618
                                 ============     ============     ============

The difference between the acquisition cost and the federal income tax cost of portfolio investments is due to certain timing differences in the recognition of capital losses under GAAP and income tax regulations.

--------------------------------------------------------------------------------

2.   Investment Transactions

During the year ended December 31, 1998, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $54,074,703 and $61,869,045, respectively, for the Markman Conservative Allocation Portfolio, $95,944,327 and $108,110,112, respectively, for the Markman Moderate Allocation Portfolio, and $83,025,374 and $93,822,592, respectively, for the Markman Aggressive Allocation Portfolio.

3.   Transactions with Affiliates

The Chairman of the Board and President of the Trust is also the President of Markman Capital Management, Inc. (the Adviser). Certain other trustees and officers of the Trust are also officers of the Adviser or of Countrywide Fund Services, Inc. (CFS), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust.

INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by the Adviser pursuant to the terms of an Investment Management Agreement.

Each Fund pays the Adviser an investment management fee, computed and accrued daily and paid monthly, at an annual rate of 0.95% of average daily net assets of each Fund. The Adviser pays all operating expenses of the Funds except brokerage commissions, taxes, interest, fees and expenses of independent Trustees and any extraordinary expenses. In addition, the Adviser is contractually obligated to reduce its investment management fee in an amount equal to each Fund's allocable portion of the fees and expenses of the Trust's independent Trustees.

ADMINISTRATION, ACCOUNTING AND TRANSFER AGENCY AGREEMENT
Under the terms of the Administration, Accounting, and Transfer Agency Agreement between the Trust, the Adviser and CFS, CFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for each of the Funds. CFS supervises the preparation of tax returns for the Funds, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees.

In addition, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. CFS also calculates the daily net asset value per share and maintains the financial books and records of each Fund. For the performance of these services, the Adviser, out of its investment management fee, pays CFS a monthly base fee, an asset based fee, and a fee based on the number of shareholder accounts. In addition, the Adviser pays out-of-pocket expenses including but not limited to, postage and supplies.

4.   Bank Loans

The Trust has an unsecured $10,000,000 bank line of credit; borrowings under this arrangement bear interest at a rate determined by the bank at the time of borrowing. For the year ended December 31, 1998, the Trust had no borrowings on this line of credit. No compensating balances are required.

5.   Fund Share Transactions

Proceeds and payments from capital share transactions as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the years ended December 31, 1998 and 1997.

------------------------------------------------------------------------------------------------------------------------
                                   MARKMAN CONSERVATIVE           MARKMAN  MODERATE             MARKMAN AGGRESSIVE
                                   ALLOCATION PORTFOLIO          ALLOCATION PORTFOLIO          ALLOCATION PORTFOLIO

                                 Year Ended     Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                Dec. 31, 1998  Dec. 31, 1997  Dec. 31, 1998  Dec. 31, 1997  Dec. 31, 1998  Dec. 31, 1997
                                ----------------------------------------------------------------------------------------

Shares sold                         934,987      1,007,092        970,847      1,475,542      1,234,363      1,394,595

Shares issued in reinvestment
   of distributions to
   shareholders                     126,836        302,747        321,973        949,137         21,885        822,743

Shares redeemed                  (1,695,443)    (1,912,551)    (2,273,277)    (2,009,044)    (2,158,375)    (2,470,930)
                                 ----------     ----------     ----------     ----------     ----------     ----------
Net increase (decrease) in
  shares outstanding               (633,620)      (602,712)      (980,457)       415,635       (902,127)      (253,592)

Shares outstanding,
   beginning of year              3,104,084      3,706,796      7,258,219      6,842,584      6,625,749      6,879,341
                                 ----------     ----------     ----------     ----------     ----------     ----------

Shares outstanding,
   end of year                    2,470,464      3,104,084      6,277,762      7,258,219      5,723,622      6,625,749
                                 ==========     ==========     ==========     ==========     ==========     ==========
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of the Markman MultiFund Trust:

We have audited the statements of assets and liabilities, including the portfolios of investments, of the Markman MultiFund Trust (comprising, respectively, the Markman Conservative Allocation Portfolio, the Markman Moderate Allocation Portfolio and the Markman Aggressive Allocation Portfolio), as of December 31, 1998, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Markman MultiFund Trust as of December 31, 1998, the results of their operations, the changes in their net assets, and their financial highlights for the periods Indicated thereon, in conformity with generally accepted accounting principles.

/s/ Arthur Andersen LLP

Cincinnati, Ohio,
January 13, 1999

--------------------------------------------------------------------------------
Stay Informed
--------------------------------------------------------------------------------
1-800-975-5463
PORTFOLIO/STRATEGY UPDATE
To hear Bob Markman's weekly market
overview and MultiFund activity report.

www.markman.com/funds.htm
ONLINE
Check for net asset values and more.

1-800-536-8679
PRICELINE
For up-to-the-minute net asset values
and account values.

1-800-707-2771
HELPLINE
For a prospectus, an application form,
for assistance in completing an application, or for general administrative questions.

--------------------------------------------------------------------------------
New, Improved Web Site

If you haven't checked out the MultiFunds web site (www.markman.com/funds.htm), you may want to take a look. We have expanded performance information, portfolio allocations updated biweekly, on-line access to the Prospectus, and more with a lot more coming. Plus, we're interested in your comments and suggestions.

These forms are available:
o  Account Application
o  IRA Application
o  Roth IRA Application
o  IRA Transfer Request
o  Dollar Cost Averaging Application
o  Systematic Withdrawal Plan Request
o  Automatic Investment Request
o  Company Retirement Account Application
o Company Retirement Plan Prototype [includes Profit Sharing, Money Purchase, 401(k)]
o  403(b) Plan and Application

The minimum direct investment is $25,000. If you want to invest less than $25,000, you may purchase The Markman MultiFunds through: Charles Schwab &
Company (1-800-266-5623), Jack White and Company (1-800-323-3263), Fidelity Investments (1-800-544-7558), and Waterhouse Securities (1-800-934-4443), among others. There is no transaction fee when you purchase the Markman MultiFunds through these discount brokers.

For additional forms or answers to any questions just contact The Markman MultiFunds (between the hours of 8:30 AM and 5:30 PM EST)
Toll-free: 1-800-707-2771
--------------------------------------------------------------------------------

                     Markman                     Investment Adviser                      Shareholder Services
----------------     MULTIFUNDS                  Markman Capital Management, Inc.        c/o Countrywide Fund Services, Inc.
     NO-LOAD         ----------                  6600 France Ave. So.                    312 Walnut Street, 21st Floor
100% MUTUAL FUND     For investors too smart     Minneapolis, Minnesota  55435           Cincinnati, Ohio 45202-3874
     COUNCIL         to do it themselves         Telephone:  612-920-4848                Telephone: 513-629-2070
----------------                                 Toll-free: 1-800-395-4848               Toll-free: 1-800-707-2771

Authorized for distribution only if preceded or accompanied by a current prospectus.

--------------------------------------------------------------------------------

Markman
MULTIFUNDS
----------                        FIRST CLASS
For investors too smart
to do it themselves


6600 France Avenue South
Minneapolis, Minnesota  55435

                                     PART C

                                OTHER INFORMATION


ITEM 23.  EXHIBITS

 *(a)          Declaration of Trust

 *(b)          Bylaws

  (c)          Incorporated by reference to Declaration of Trust and Bylaws

 *(d) Investment Advisory Agreement between Registrant and Markman Capital Management, Inc. ("Markman Capital")

  (e)          Underwriting Agreement between Registrant and Markman Securities,
               Inc.

  (f)          Inapplicable

 *(g) Custodian Agreement among Registrant, Markman Capital and State Street Bank and Trust Company

 *(h)(i) Administration, Accounting and Transfer Agency Agreement among Registrant, Markman Capital and Countrywide Fund Services, Inc.

 *(h)(ii)      Consent to Use of Name

 *(i)          Opinion and Consent of Counsel

  (j)          Consent of Independent Public Accountants

  (k)          Inapplicable

 *(l)          Subscription Agreement between Registrant and Markman Capital

  (m)          Inapplicable

  (n)(i)       Financial Data Schedule - Markman Aggressive Allocation Portfolio

  (n)(ii)      Financial Data Schedule - Markman Moderate Allocation Portfolio

  (n)(iii)     Financial  Data  Schedule  -  Markman   Conservative   Allocation
               Portfolio

  (o)          Inapplicable
-------------------


*    Incorporated  herein  by  reference  to  this  Registration   Statement  as
     originally filed with the Securities and Exchange Commission or as subsequently amended.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

The Registrant is not directly or indirectly controlled by or under common control with any person other than the Trustees. The Registrant does not have any subsidiaries.



ITEM 25.  INDEMNIFICATION

Under the Registrant's Declaration of Trust and Bylaws, any past or present Trustee or Officer of the Registrant is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him or her in connection with any action, suit or proceeding to which he or she may be a party or is otherwise involved by reason of his or her being or having been a Trustee or Officer of the Registrant. The Declaration of Trust and Bylaws of the Registrant do not authorize indemnification where it is determined, in the manner specified in the Declaration of Trust and the Bylaws of the Registrant, that such Trustee or Officer has not acted in good faith in the reasonable belief that his or her actions were in the best interest of the Registrant. Moreover, the Declaration of Trust and Bylaws of the Registrant do not authorize indemnification where such Trustee or Officer is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant, its Trustees and Officers, its investment adviser, and persons affiliated with them are insured under a policy of insurance maintained by the Registrant and its investment adviser, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such Trustees or officers. The policy expressly excludes coverage for any Trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been adjudicated or may be established or who willfully fails to act prudently.

The Advisory Agreement with Markman Capital Management, Inc. (the "Adviser") provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence of the Adviser in the performance of its duties or from the reckless disregard by the Adviser of its obligations under the Agreement.


The Underwriting Agreement with Markman Securities, Inc. (the "Underwriter") provides that the Underwriter, its directors, officers, employees, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Underwriter's duties or from the reckless disregard by any of such persons of Underwriter's obligations and duties under the Agreement.


ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

Markman Capital Management, Inc. (the "Adviser") is a registered investment adviser providing investment advice to individuals, employee benefit plans, charitable and other nonprofit organizations, and corporations.

Set forth below is a list of the Officers and Directors of the Adviser together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years.

                             POSITION WITH
NAME                         THE ADVISER              OTHER BUSINESSES, ETC.

Robert J. Markman            Chairman of the          None
                             Board, President,
                             Treasurer and
                             Secretary

Judith E. Fansler            Chief Operations         None
                             Officer

Jeffrey W. Caulfield         Chief Compliance         President, Secretary,
                             Officer                  Director and Chief
                                                      Compliance Officer of
                                                      Markman Securities, Inc.


Richard W. London            Chief Financial          Vice President, Treasurer,
                             Officer                  Director and Chief
                                                      Financial Officer of
                                                      Markman Securities, Inc.

ITEM 27.  PRINCIPAL UNDERWRITERS

(a)  Markman Securities, Inc. is the principal underwriter for the Funds.

(b)  Name and Principal       Positions and Office         Positions and Office
     Business Address         with Underwriter             with Fund
     ------------------       --------------------         --------------------


     Jeffrey W. Caulfield     President, Secretary,        None
                              Director and Chief
                              Compliance Officer


     Richard W. London        Vice President,              Trustee
                              Treasurer, Director,
                              and Chief Financial
                              Officer

(c)  Inapplicable

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

     The Registrant maintains the records required by Section 31(a) of the Investment Company Act of 1940, as amended and Rules 31a-1 to 31a-3 inclusive thereunder at its office located at 6600 France Avenue South, Suite 565, Edina, Minnesota 55435 or at its office located at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. Certain records, including records relating to the Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main offices of the Registrant's transfer agent, dividend disbursing agent and custodian located, as to the custodian, at 225 Franklin Street, Boston, Massachusetts 02110, and, as to the transfer and dividend disbursing agent functions, at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202.

ITEM 29.  MANAGEMENT SERVICES NOT DISCUSSED IN PARTS A OR B

          Inapplicable.

ITEM 30.  UNDERTAKINGS


          Inapplicable


                                     NOTICE

The names "Markman MultiFund Trust," "Markman Aggressive Allocation Portfolio," "Markman Moderate Allocation Portfolio" and "Markman Conservative Allocation Portfolio" are the designations of the Trustees under the Declaration of Trust of the Trust dated September 7, 1994, as amended from time to time. The Declaration of Trust has been filed with the Secretary of State of The
Commonwealth   of   Massachusetts   and  the  Clerk  of  the  City  of   Boston,
Massachusetts. The obligations of the Registrant are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Registrant, but only the Registrant's property shall be bound.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Edina and the State of Minnesota on this 12th of February, 1999.

                                        MARKMAN MULTIFUND TRUST


                                        By: /s/ Robert J. Markman
                                            ------------------------------
                                            Robert J. Markman,
                                            Chairman of the Board and
                                            President

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

         Signature                      Title                     Date

/s/ Robert J. Markman           Chairman of the Board       February 12, 1999
-------------------------       of Trustees and
Robert J. Markman               President (Principal
                                executive officer)


/s/ Mark J. Seger               Treasurer (Principal        February 12, 1999
-------------------------       financial and
Mark J. Seger                   accounting officer)


          *                     Trustee
-------------------------
Richard Edwin Dana

          *                     Trustee
-------------------------
Peter Dross

          *                     Trustee
-------------------------
Judith E. Fansler

          *                     Trustee
-------------------------
Susan Gale

          *                     Trustee
-------------------------
Susan M. Lindgren

          *                     Trustee
-------------------------
Richard W. London

          *                     Trustee
-------------------------
Melinda S. Machones                                         /s/ David M. Leahy
                                                            ------------------
                                                            David M. Leahy
          *                     Trustee                     Attorney-in-Fact*
-------------------------                                   February 12, 1999
Emilee Markman

          *                     Trustee
-------------------------
Michael J. Monahan

                                INDEX TO EXHIBITS
                                -----------------

(1)       Underwriting Agreement between Registrant and Markman Securities, Inc.

(2)       Consent of Arthur Andersen LLP

(3)       Financial Data Schedule - Markman Aggressive Allocation Portfolio

(4)       Financial Data Schedule - Markman Moderate Allocation Portfolio

(5)       Financial Data Schedule - Markman Conservative Allocation Portfolio